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[LOGO] First Investors









CASH MANAGEMENT

GOVERNMENT

INVESTMENT GRADE

FUND FOR INCOME

HIGH YIELD


TAXABLE BOND FUNDS


-----------------------------------
A  N  N  U  A  L   R  E  P  O  R  T
-----------------------------------
                 SEPTEMBER 30, 1999



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BOND MARKET OVERVIEW
FIRST INVESTORS CASH MANAGEMENT FUND, INC.
FIRST INVESTORS GOVERNMENT FUND, INC.
FIRST INVESTORS INVESTMENT GRADE FUND
FIRST INVESTORS FUND FOR INCOME, INC.
FIRST INVESTORS HIGH YIELD FUND, INC.

Dear Investor:

We are pleased to present the annual reports for the First Investors taxable bond funds for the fiscal year ending September 30, 1999. Included are annual reports for the First Investors Cash Management Fund, Inc., First Investors Government Fund, Inc., First Investors Investment Grade Fund, First Investors Fund For Income, Inc. and First Investors High Yield Fund, Inc.

This is the first time we have grouped the Cash Management Fund with our bond funds for the purposes of annual or semi-annual reports. While there are important differences between the Cash Management Fund and the other bond funds covered in this report, they all invest in taxable fixed-income securities. Accordingly, they may be properly grouped for reporting purposes. This is also a new fiscal year-end for the Cash Management Fund. Last year, its fiscal year ended December 31, 1998. Therefore, this report for the Cash Management Fund will cover a nine-month period: January 1, 1999 through September 30, 1999.

The primary factors that influenced the performances of all of the bond funds were changes in interest rates and concerns about inflation. Interest rates moved full circle during the reporting period, with interest rates beginning the period at historically low levels and ending the period near their highest levels in two years. During the 12-month period ended September 30, 1999, interest rates rose steadily and substantially, as bond prices declined. For example, the two-year U.S. Treasury note yield increased from 4.27% to 5.6%, and the 30-year U.S. Treasury bond yield increased from 4.98% to 6.05%.

There were a number of factors that caused the rising interest rate environment. The reporting period began at the height of the worldwide financial markets crisis that had started in Asia during the summer of 1998, and spread throughout most of the world. The crisis culminated with a 10% decline in the S&P 500, Russia's default on its sovereign debt and the bail-out of Long-Term Capital Management, a prominent U.S. hedge fund. Investors throughout the world reacted by shifting assets into the relative safety of the U.S. bond market. In response to financial market distress, the Federal Reserve lowered the benchmark federal funds interest rate three times in an eight-week period last autumn. The Federal Reserve's action--which was mirrored by central banks worldwide--stabilized financial markets by year-end.

Ultimately, the financial markets crisis did not hurt the U.S. economy, as lower interest rates spurred growth. The domestic economy grew at a rate of approximately 4% over

                                                                               1
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BOND MARKET OVERVIEW (continued)
FIRST INVESTORS CASH MANAGEMENT FUND, INC.
FIRST INVESTORS GOVERNMENT FUND, INC.
FIRST INVESTORS INVESTMENT GRADE FUND
FIRST INVESTORS FUND FOR INCOME, INC.
FIRST INVESTORS HIGH YIELD FUND, INC.

the past 12 months, as measured by the increase in Gross Domestic Product. The unemployment rate fell from 4.5% to 4.2% (a 29-year low), and 2.5 million new jobs were created. The rate of inflation, as measured by the Consumer Price Index, increased from 1.5% to a still low 2.6%, primarily due to higher oil prices. The stock market, as measured by the S&P 500, continued to move upward, rising over 26% in the past year. The "wealth effect" from investors' stock market gains also helped power the economy.

The economy grew so swiftly through the early part of 1999 that the Federal Reserve became concerned about potential inflation, particularly with respect to the tight labor market. The Fed responded by raising the federal funds rate in June and August, partially undoing the three easing moves from last autumn. This change in the Fed's stance rattled the bond market and pushed long-term yields to year-to-date highs in August.

With respect to the specific bond markets during the past year, high yield corporate bonds provided the highest total returns, followed by mortgage-backed bonds and investment grade corporate bonds. Investors reacted to stabilized financial markets by selling Treasuries and buying riskier bonds. Consequently, U.S. Treasuries were the worst-performing U.S. bond category during the reporting period.

The short-term outlook for the bond market is at best stable. The Federal Reserve continues to be concerned by the pace of economic growth and may well raise short-term interest rates again. There are also concerns about an increase in the default rate on high yield bonds. And of course, despite assurances from banking and securities regulators that our markets are well-prepared for Year 2000, there are lingering concerns about the effect of Year 2000. The market may improve early next year if the Fed's actions slow the economy, inflation remains subdued, and as expected in the U.S. at least, Year 2000 comes and goes without any significant disruptions.

Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our shareholders to follow to reduce exposure to risk.* First, we encourage shareholders to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our shareholders to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our shareholders to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known

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as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Clark D. Wagner
Clark D. Wagner
Chief Investment Officer
First Investors Management Company, Inc.
October 29, 1999

*THERE ARE A VARIETY OF RISKS ASSOCIATED WITH INVESTING IN BOND MUTUAL FUNDS,
 INCLUDING INTEREST RATE RISK AND CREDIT RISK. INTEREST RATE RISK IS THE RISK THAT BONDS WILL DECREASE IN VALUE AS INTEREST RATES RISE. AS A GENERAL MATTER, LONGER-TERM BONDS FLUCTUATE MORE THAN SHORTER-TERM BONDS IN REACTION TO CHANGES IN INTEREST RATES. CREDIT RISK IS THE RISK THAT THAT BONDS WILL DECLINE IN VALUE AS THE RESULT OF A DECLINE IN THE CREDIT RATING OF THE BONDS OR THE ECONOMY AS A WHOLE. YOU SHOULD CONSULT YOUR PROSPECTUS FOR A PRECISE EXPLANATION OF THE RISKS ASSOCIATED WITH YOUR FUND.

                                                                               3
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PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS CASH MANAGEMENT FUND, INC.

Dear Investor:

We are pleased to present the annual report for the First Investors Cash Management Fund for the fiscal year ending September 30, 1999. As noted in the Bond Market Overview, this is a new fiscal year-end for the Fund. Therefore, this report will cover a nine-month period: January 1, 1999 through September 30, 1999. During the period, the Fund's return on a net asset value basis was 3.3% on Class A shares and 2.7% on Class B shares. The Fund maintained a $1.00 net asset value for each class of shares throughout the period.

The primary factor that drove the Fund's performance during the fiscal year was rising interest rates, particularly as a result of the Federal Reserve's actions, as described in the Bond Market Overview. Short-term interest rates increased over the last few months of the reporting period as the Federal Reserve raised the benchmark federal funds interest rate by 25 basis points in late June and again in August in an effort to slow the economy and reduce the risk of an increase in the rate of inflation. Although the economy continued to grow steadily throughout the year, investors remained focused on quality and liquidity in their portfolios. Consequently, many lower-quality issuers were forced to pay a notably higher rate of interest to borrow money. Investors and issuers are taking note of the nearing Y2K concerns and the potential technical (though short-term) impact on the markets.

Another factor that influenced the Fund's performance was the weighted-average maturity of its portfolio. Although money market mutual funds must maintain portfolios with very short weighted-average maturities, there are differences in performance. During the period, the Fund maintained weighted-average maturities that were generally consistent with those of other money market mutual funds. Given the outlook for short-term interest rates, it is likely that the Fund will continue to maintain weighted-average maturities similar to those of its peers.

Going forward, the Fund will continue to be managed in a conservative manner, focusing on credit quality and liquidity. The Fund will continue to purchase only those securities considered at the time of purchase to present minimal market and credit risk.

Money market funds continue to be among the most conservative investment vehicles available, offering relative stability of principal, easy access to account information, generally free check writing privileges and a return that is, in most instances, higher than that available on bank savings and checking accounts. There can be no assurance, however, that the Fund will be able to maintain a stable net

4
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asset value of $1.00 per share. Money market mutual funds are not insured by the
Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Michael J. O'Keefe
Michael J. O'Keefe
Vice President
and Portfolio Manager

October 29, 1999

                                                                               5
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PORTFOLIO OF INVESTMENTS
FIRST INVESTORS CASH MANAGEMENT FUND, INC.
September 30, 1999

------------------------------------------------------------------------------------------------
                                                                                          AMOUNT
                                                                                        INVESTED
                                                                                        FOR EACH
                                                                                         $10,000
PRINCIPAL                                                                                     OF
                                                               INTEREST                      NET
  AMOUNT   SECURITY                                              RATE*         VALUE      ASSETS
------------------------------------------------------------------------------------------------
           CORPORATE NOTES--87.8%
$  4,750M  Anheuser-Busch Cos., Inc., 12/1/99                     5.00%  $ 4,778,892   $     281
     300M  Anheuser-Busch Cos., Inc., 12/1/99                     5.10       301,730          18
     539M  Anheuser-Busch Cos., Inc., 12/1/99                     5.25       542,063          32
     330M  Anheuser-Busch Cos., Inc., 12/1/99                     5.27       331,808          19
   2,425M  Archer-Daniels-Midland Co., 12/14/99                   5.30     2,398,511         141
   1,300M  Associates Corp. of North America, 4/6/00              5.56     1,308,059          77
   1,000M  Associates Corp. of North America, 4/6/00              5.70     1,005,397          59
   1,015M  Associates Corp. of North America, 6/15/00             6.08     1,014,071          60
   5,000M  BellSouth Telecommunications, Inc., 10/4/99            5.27     4,997,795         294
   1,500M  Brown-Forman Corp., 10/1/99                            5.63     1,500,000          88
   5,630M  Campbell Soup Co., 10/8/99                             5.22     5,624,249         331
   1,015M  Carolina Power & Light Co., 2/1/00                     5.87     1,015,772          60
   5,000M  Chevron USA, Inc., 10/6/99                             5.29     4,996,310         294
   6,000M  Coca-Cola Co., 10/7/99                                 5.18     5,994,783         353
   4,700M  Colgate-Palmolive Co., 12/1/99                         5.52     4,709,111         277
     450M  Colgate-Palmolive Co., 4/17/00                         5.13       450,939          26
   1,000M  Donnelley RR & Sons Co., 6/21/00                       5.95     1,002,353          59
   1,000M  Dresser Industries, Inc., 6/1/00                       5.90     1,001,733          59
   1,335M  Dresser Industries, Inc., 6/1/00                       5.91     1,337,209          79
   2,075M  Du Pont (E.I.) de Nemours & Co., 4/15/00               5.19     2,117,326         125
     750M  Duke Energy Corp., 11/1/99                             5.01       751,836          44
   2,000M  Duke Energy Corp., 11/1/99                             5.10     2,004,613         118
   7,000M  Eastman Kodak Co., 10/25/99                            5.30     6,975,205         410
   1,000M  Florida Power & Light Co., 4/1/00                      5.85       997,029          59
   1,200M  Florida Power Corp., 12/1/99                           5.34     1,201,917          71
   2,620M  Ford Holdings Inc., 3/1/00                             5.52     2,659,106         156
     500M  Ford Holdings Inc., 3/1/00                             6.02       506,401          30
   2,000M  Ford Motor Credit Co., 4/15/00                         5.65     2,039,075         120
     750M  General Electric Capital Corp., 4/24/00                5.65       750,228          44
     500M  General Mills, Inc., 12/15/99                          5.25       503,687          30
     500M  General Motors Acceptance Corp., 2/23/00               5.73       504,447          30
   5,500M  Halliburton Co., 10/26/99                              5.27     5,479,806         322
     420M  Heinz, H.J. Co., 10/15/99                              5.16       420,230          25
   1,050M  Heinz, H.J. Co., 10/15/99                              5.39     1,050,466          62
   4,600M  Hewlett Packard Co., 10/12/99                          5.28     4,592,554         270
     500M  IBM Credit Corp., 10/20/99                             5.50       500,114          29
   3,000M  Idaho Power Co., 10/4/99                               5.32     2,998,669         176
------------------------------------------------------------------------------------------------

6
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
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                                                                                          AMOUNT
                                                                                        INVESTED
                                                                                        FOR EACH
                                                                                         $10,000
PRINCIPAL                                                                                     OF
                                                               INTEREST                      NET
  AMOUNT   SECURITY                                              RATE*         VALUE      ASSETS
------------------------------------------------------------------------------------------------
           CORPORATE NOTES (continued)
$    200M  International Business Machines Corp., 6/15/00         5.67%  $   200,897   $      12
   1,000M  International Business Machines Corp., 6/15/00         5.68     1,004,418          59
     500M  International Business Machines Corp., 6/15/00         5.70       502,142          29
   1,350M  International Business Machines Corp., 6/15/00         5.72     1,355,666          80
     570M  International Business Machines Corp., 6/15/00         5.80       572,091          34
   1,000M  International Business Machines Corp., 6/15/00         5.90     1,002,772          59
   1,500M  International Business Machines Corp., 6/15/00         5.94     1,504,030          88
   5,000M  Kellogg Co., 10/7/99                                   5.28     4,995,585         294
   7,600M  Motorola Credit Co., 10/22/99                          5.28     7,576,544         446
   5,000M  National Rural Utilities Coop., 11/16/99               5.32     4,966,001         292
   2,000M  NIKE, Inc., 6/16/00                                    5.62     2,011,576         118
   5,000M  Paccar Financial Corp., 11/15/99                       5.46     5,003,086         294
   7,500M  Pfizer Corp., 10/14/99                                 5.27     7,485,668         440
   6,035M  Sara Lee Corp., 11/9/99                                5.27     6,051,254         356
   5,000M  Sherwin Williams Co., 10/6/99                          5.30     4,996,315         294
     500M  Texaco Capital, Inc., 12/15/99                         5.10       502,675          30
   1,000M  Texaco Capital, Inc., 12/15/99                         5.47     1,006,790          59
   2,000M  Texaco, Inc., 2/7/00                                   5.74     1,958,758         115
   5,000M  United Technologies Corp., 12/15/99                    5.45     5,026,705         296
   1,515M  Wal Mart Stores, Inc., 10/1/99                         5.14     1,515,000          89
     500M  Walt Disney Co., 4/17/00                               5.81       499,237          29
   5,000M  Walt Disney Co., 4/17/00                               5.88     4,990,374         293
   4,200M  Washington Gas Light Co., 10/7/99                      5.30     4,196,275         247
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TOTAL VALUE OF CORPORATE NOTES (cost $149,287,353)                       149,287,353       8,781
------------------------------------------------------------------------------------------------

                                                                               7
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PORTFOLIO OF INVESTMENTS (continued)
FIRST INVESTORS CASH MANAGEMENT FUND, INC.
September 30, 1999

------------------------------------------------------------------------------------------------
                                                                                          AMOUNT
                                                                                        INVESTED
                                                                                        FOR EACH
                                                                                         $10,000
PRINCIPAL                                                                                     OF
                                                               INTEREST                      NET
  AMOUNT   SECURITY                                              RATE*         VALUE      ASSETS
------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCY OBLIGATIONS--8.9%
$  3,000M  Fannie Mae, 3/17/00                                    5.67%  $ 2,997,633   $     176
   2,100M  Federal Home Loan Bank, 10/28/99                       5.07     2,100,000         124
   3,000M  Federal Home Loan Bank, 10/29/99                       5.01     3,000,000         176
   2,000M  Federal Home Loan Bank, 4/20/00                        5.07     1,998,649         118
   5,000M  Federal Home Loan Mortgage Corp., 11/2/99              5.24     4,976,602         293
------------------------------------------------------------------------------------------------
TOTAL VALUE OF U.S. GOVERNMENT AGENCY OBLIGATIONS                         15,072,884         887
  (cost $15,072,884)
------------------------------------------------------------------------------------------------
           FLOATING RATE NOTES--1.7%
   3,000M  Merrill Lynch & Co., Inc., 10/21/99
             (cost $3,000,000)                                    5.36     3,000,000         176
------------------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $167,360,237)+                   98.4%  167,360,237       9,844
OTHER ASSETS, LESS LIABILITIES                                     1.6     2,654,008         156
------------------------------------------------------------------------------------------------
NET ASSETS                                                       100.0%  $170,014,245  $  10,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

*The interest rates shown for the corporate notes and U.S. Government agency obligations are the effective rates at the time of purchase by the Fund. The interest rate shown on the floating rate note is adjusted monthly; the interest rate shown is the rate that was in effect at September 30, 1999.
+Aggregate cost for federal income tax purposes is the same.

                       See notes to financial statements

8
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PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS GOVERNMENT FUND, INC.

Dear Investor:

We are pleased to present the annual report for the First Investors Government Fund for the fiscal year ending September 30, 1999. During the period, the Fund's return on a net asset value basis was .50% on Class A shares and -.25% on Class B shares, compared to a return of .64% for the Lipper Government National Mortgage Association (GNMA) fund group. During the period, the Fund declared dividends from net investment income of 61.3 cents per share on Class A shares and 52.9 cents per share on Class B shares.

The Government Fund invests primarily in Government National Mortgage Association (GNMA) mortgage-backed bonds. The primary factors that drove the Fund's performance during the fiscal year were the record level of home refinancings in 1998 and the substantial rise in interest rates in 1999. The reporting period began with mortgage rates at their lowest level since the 1960s, presenting a lifetime best opportunity for homeowners to refinance. Many took advantage of this opportunity and the volume of mortgage refinancings reached an all-time high in October 1998, causing mortgage-backed bond yields to increase relative to Treasury yields. The interest rate spread between mortgage-backed and Treasury securities remained wide through year-end as the financial markets stabilized after the summer/fall financial crisis.

In 1999, the interest rate spread between mortgage-backed and Treasury securities tightened steadily during the first nine months. The stability in financial markets encouraged investors to shift from Treasuries to relatively riskier bonds. The historically large yield advantage of mortgage-backed bonds versus Treasuries made them particularly attractive to investors. Higher interest rates caused a decrease in refinancing activity and further enhanced the attractiveness of mortgage-backed bonds. Consequently, mortgage-backed bonds outperformed Treasury securities, as spreads ended the reporting period at substantially narrower levels.

The Fund's strategy focused on managing interest rate risk and prepayment risk. Interest rate risk was managed by changing the amount and average maturity of the Fund's Treasury securities (generally 5%-10% of the Fund's assets). Prepayment risk was managed by adjusting the average coupon rate of mortgage-backed holdings.

Concern over the high level of prepayments led the Fund to twice shift 10%-15% of its assets from higher to lower coupon mortgage-backed securities (lower coupons have less prepayment risk). Both of these trades adversely affected the Fund's performance, as higher rates caused the lower coupon bonds to

                                                                               9
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PORTFOLIO MANAGER'S LETTER (continued)
FIRST INVESTORS GOVERNMENT FUND, INC.

underperform. The Fund took advantage of exceptionally high yields on high coupon mortgage-backed bonds during the fourth quarter of 1998 by investing over 10% of its assets in Federal National Mortgage Association (FNMA) 8% and GNMA
9 1/2% coupons. As the trend toward higher interest rates became apparent, the Fund reduced its Treasury holdings to 5% of assets. This helped performance, particularly during the latter part of the reporting period.

The Fund ended the reporting period with 90% of its assets in mortgage-backed securities, 5% in Treasuries and 5% in cash equivalents. In the current market environment, mortgage-backed bonds appear attractive given their high yields versus Treasury securities and their lack of prepayment risk at current interest rates.

Thank you for placing your trust in First Investors. As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Clark D. Wagner

Clark D. Wagner
Chief Investment Officer
and Portfolio Manager

October 29, 1999

10
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CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS GOVERNMENT FUND, INC.
Comparison of change in value of $10,000 investment in the First Investors Government Fund, Inc. (Class A shares), the Salomon Brothers Mortgage Index and the Salomon Brothers Government Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF SEPTEMBER 30, 1999     GOVERNMENT       SALOMON         SOLOMON
                                FUND          MORTGAGE       GOVERNMENT
Jan-90                            $9,375         $10,000         $10,000
Dec-90                            10,248          11,089          10,862
Dec-91                            11,822          12,824          12,523
Dec-92                            12,561          13,770          13,424
Dec-93                            13,062          14,739          14,858
Dec-94                            12,641          14,528          14,357
Dec-95                            14,535          16,965          16,999
Dec-96                            15,045          17,874          17,499
Dec-97                            16,309          19,531          19,188
Sep-98                            17,293          20,718          21,093
Sep-99                            17,379          21,218          20,732
                                        Average Annual Total Returns*
                                                                  S.E.C.
Class A Shares                  N.A.V. Only                    Standardized
One Year                            .50%                          (5.81%)
Five Years                         6.58%                           5.22%
Ten Years                          6.78%                           6.09%
S.E.C. 30-Day Yield                                5.78%
Class B Shares
One Year                           (.25%)                         (4.24%)
Sinc Inception (1/12/95)           6.17%                           5.82%
S.E.C. 30-Day Yield                                5.41%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS GOVERNMENT FUND, INC. (CLASS A SHARES) BEGINNING 1/1/90 WITH THEORETICAL INVESTMENTS IN THE SALOMON BROTHERS MORTGAGE INDEX AND THE SALOMON BROTHERS GOVERNMENT INDEX. THE SALOMON BROTHERS MORTGAGE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX THAT CONSISTS OF ALL AGENCY PASS-THROUGHS AND FHA AND GNMA PROJECT NOTES. THE SALOMON BROTHERS GOVERNMENT INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX THAT CONSISTS OF DEBT ISSUED BY THE U.S. TREASURY AND U.S. GOVERNMENT SPONSORED AGENCIES. EVERY ISSUE INCLUDED IN THE INDICES IS TRADER-PRICED, AND THE INDICES FOLLOW CONSISTENT AND REALISTIC AVAILABILITY LIMITS, INCLUDING ONLY THOSE SECURITIES WITH SUFFICIENT AMOUNTS OUTSTANDING. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE YEAR ENDED 9/30/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND TEN YEARS WOULD HAVE BEEN (6.19%), 4.92% AND 5.83%, RESPECTIVELY, AND THE S.E.C. 30-DAY YIELD FOR SEPTEMBER 1999 WOULD HAVE BEEN 5.35%. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN (4.64%) AND 5.30%, RESPECTIVELY, AND THE S.E.C. 30-DAY YIELD FOR SEPTEMBER 1999 WOULD HAVE BEEN 5.00%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. SALOMON BROTHERS MORTGAGE INDEX AND SALOMON BROTHERS GOVERNMENT INDEX FIGURES FROM SALOMON BROTHERS AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS GOVERNMENT FUND, INC.
September 30, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
PRINCIPAL                                                                         NET
  AMOUNT   SECURITY                                                  VALUE     ASSETS
-------------------------------------------------------------------------------------
           MORTGAGE-BACKED CERTIFICATES--90.1%
           FEDERAL NATIONAL MORTGAGE ASSOCIATION--5.5%
$  7,787M    8%, 9/1/2027                                     $  7,957,288  $     555
           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
            PROGRAM--41.9%
  17,840M    6.50%, 9/15/2028-5/15/2029                         17,069,117      1,191
  40,078M    7%, 7/15/2027-4/15/2029                            39,387,740      2,748
   3,363M    9.50%, 8/15/2009-1/15/2010                          3,612,237        252
           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II
            PROGRAM--42.7%
  36,158M    7%, 6/20/2023-11/20/2027                           35,489,053      2,476
  14,053M    7.50%, 12/20/2022-10/20/2023                       14,127,252        985
  11,034M    9%, 10/20/2015-7/20/2021                           11,562,963        806
-------------------------------------------------------------------------------------
TOTAL VALUE OF MORTGAGE-BACKED CERTIFICATES
  (cost $131,807,928)                                          129,205,650      9,013
-------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATIONS--4.8%
   7,000M  United States Treasury Notes, 5.625%, 5/15/08
             (cost $7,208,674)                                   6,798,750        474
-------------------------------------------------------------------------------------
           SHORT-TERM CORPORATE NOTES--4.4%
   6,300M  Texaco, Inc., 5.33%, 10/5/1999 (cost $6,296,268)      6,296,268        439
-------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $145,312,870)         99.3%      142,300,668      9,926
OTHER ASSETS, LESS LIABILITIES                           .7         1,057,447         74
----------------------------------------------------------------------------------------
NET ASSETS                                            100.0%     $143,358,115  $  10,000
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                       See notes to financial statements

PORTFOLIO MANAGERS' LETTER
FIRST INVESTORS INVESTMENT GRADE FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Investment Grade Fund for the fiscal year ending September 30, 1999. During the period, the Fund's return on a net asset value basis was -2.2% on Class A shares and -2.9% on Class B shares, compared to a return of -1.0% for the Lipper BBB investment grade bond fund group. During the period, the Fund declared dividends from net investment income of 57.6 cents per share on Class A shares and 50.5 cents per share on Class B shares. The Fund also declared a capital gains distribution of
6.6 cents per share on Class A and Class B shares.

The primary factor that drove the Fund's performance during the fiscal year was the rising interest rate environment. Sector selection and a focus on credit quality also affected the Fund's performance. As the reporting period began, the problems that precipitated the worldwide financial crisis of the Summer of 1998 continued to hang heavily over the bond market. The economic downturn in emerging markets, the Long-Term Capital Management hedge fund bailout and other difficulties sparked a "flight to quality," as investors shifted assets to the relative security of U.S. Treasuries. The Federal Reserve responded with three successive federal funds interest rate cuts in the fall, which helped to stabilize financial markets. In this environment, larger, highly liquid bond issues tended to outperform smaller, more risky bonds.

Throughout the first half of the reporting period, investors showed renewed confidence. Risk was beginning to be rewarded as smaller, lower-rated investment grade bond issues outperformed larger, higher-rated issues. The yield spread tightened between benchmark U.S. Treasuries and investment grade bonds, as new issuance activity picked up. The performance of Yankee bonds (U.S. dollar-denominated bonds issued by foreign entities) also did well in this environment.

In the Summer of 1999, the rapid growth of the economy sparked inflation fears. In response, the Federal Reserve raised interest rates in June and August, partially undoing the three easing moves from the prior autumn. In this rising interest rate environment, the investment grade bond market underperformed. The spread between Treasuries and investment grade bonds widened in August in anticipation of heavy new issuance in September. However, the full new issue calendar failed to materialize.

During the reporting period, the performance of the Fund was aided by a number of factors. Our holdings with shorter maturities boosted returns, as they tended to outperform those with longer maturities. The Fund held positions in a number of

FIRST INVESTORS INVESTMENT GRADE FUND

issues that benefited from credit ratings upgrades, including Niagara Mohawk. Merger and acquisition activity also helped several holdings, including Sprint.

A number of the Fund's holdings were not helpful to performance. In general, bonds with longer maturities underperformed bonds with shorter maturities. Holdings in the industrial sector fell short of expectations, especially those of companies with disappointing earnings. Additionally, the Fund was underweighted in Yankee bonds throughout the year, a sector which performed well.

Looking ahead, a number of concerns may impact the investment grade bond marketplace. The potential for future interest rate increases as well as possible Year 2000 computer glitches may have a negative effect on financial markets. The market may stabilize early in 2000, as these concerns are put to rest. As always, the Fund will concentrate on investing in stable and improving credits and seek relative value in the investment grade corporate bond market.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Nancy W. Jones

Nancy W. Jones
Vice President
and Co-Portfolio Manager

/s/ Clark D. Wagner

Clark D. Wagner
Chief Investment Officer
and Co-Portfolio Manager

October 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Investment Grade Fund (Class A shares) and the Lehman Brothers Corporate Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF SEPTEMBER 30, 1999     INVESTMENT GRADE FUND    LEHMAN CORPORATE BOND
Feb-91                                 $9,375                  $10,000
Dec-91                                 10,621                   11,702
Dec-92                                 11,498                   12,719
Dec-93                                 12,857                   14,266
Dec-94                                 12,263                   13,705
Dec-95                                 14,642                   16,754
Dec-96                                 14,993                   17,304
Dec-97                                 16,363                   19,074
Sep-98                                 17,719                   20,585
Sep-99                                 17,327                   20,297
                                                 Average Annual Total Return*
                                                                                     S.E.C.
Class A Shares                      N.A.V. Only                                   Standardized
One Year                               (2.21%)                                       (8.31%)
Five Years                              7.20%                                         5.81%
Since Inception (2/19/91)               7.38%                                         6.58%
S.E.C. 30-Day Yield                                              5.70%
Class B Shares
One Year                               (2.90%)                                       (6.78%)
Since Inception (1/12/95)               6.76%                                         6.42%
S.E.C. 30-Day Yield                                              5.37%

  THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS INVESTMENT GRADE FUND (CLASS A SHARES) BEGINNING 2/19/91 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE LEHMAN BROTHERS CORPORATE BOND INDEX. THE LEHMAN BROTHERS CORPORATE BOND INDEX INCLUDES ALL PUBLICLY ISSUED, FIXED-RATE, NONCONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED, S.E.C.- REGISTERED CORPORATE DEBT. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE YEAR ENDED 9/30/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN (8.62%), 5.42% AND 5.94%, RESPECTIVELY, AND THE S.E.C. 30-DAY YIELD FOR SEPTEMBER 1999 WOULD HAVE BEEN 5.38%. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN (7.25%) AND 5.83%, RESPECTIVELY, AND THE S.E.C. 30-DAY YIELD FOR SEPTEMBER 1999 WOULD HAVE BEEN 5.03%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS CORPORATE BOND INDEX FIGURES FROM LEHMAN BROTHERS, INC. AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS INVESTMENT GRADE FUND
September 30, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
PRINCIPAL                                                                         NET
   AMOUNT   SECURITY                                                 VALUE     ASSETS
-------------------------------------------------------------------------------------
            CORPORATE BONDS--85.6%
            AEROSPACE/DEFENSE--5.5%
$     750M  Lockheed Martin Corp., 7.25%, 2006                 $   737,321  $     131
      700M  Raytheon Co., 6.15%, 2008                              644,817        115
      300M  Raytheon Co., 6.55%, 2010                              280,597         50
      750M  Rockwell International Corp., 8.375%, 2001             769,852        137
      700M  Thiokol Corp., 6.625%, 2008                            653,957        116
-------------------------------------------------------------------------------------
                                                                 3,086,544        549
-------------------------------------------------------------------------------------
            APPAREL/TEXTILES--1.6%
      250M  VF Corp., 9.50%, 2001                                  261,453         46
      740M  Westpoint Stevens, Inc., 7.875%, 2008                  666,000        118
-------------------------------------------------------------------------------------
                                                                   927,453        164
-------------------------------------------------------------------------------------
            AUTOMOTIVE--1.3%
      730M  Navistar International Corp., 8%, 2008                 709,925        126
-------------------------------------------------------------------------------------
            CHEMICALS--2.6%
      750M  Du Pont (E.I.) de Nemours & Co., 8.125%, 2004          793,697        141
      700M  Lubrizol Corp., 7.25%, 2025                            686,784        122
-------------------------------------------------------------------------------------
                                                                 1,480,481        263
-------------------------------------------------------------------------------------
            CONGLOMERATES--2.5%
      700M  Hanson Overseas BV, 7.375%, 2003                       709,030        126
      750M  Tenneco, Inc., 7.875%, 2027                            711,568        126
-------------------------------------------------------------------------------------
                                                                 1,420,598        252
-------------------------------------------------------------------------------------
            CONSUMER PRODUCTS--2.5%
      750M  Dial Corp., 6.50%, 2008                                710,684        126
      735M  Mattel, Inc., 6%, 2003                                 711,079        126
-------------------------------------------------------------------------------------
                                                                 1,421,763        252
-------------------------------------------------------------------------------------
            ELECTRIC & GAS UTILITIES--9.8%
      750M  Baltimore Gas & Electric Co., 6.50%, 2003              747,686        133
      735M  Consumers Energy Co., 6.375%, 2008                     681,175        121
      900M  Duke Energy Corp., 5.875%, 2003                        885,854        157
      800M  Kansas Gas & Electric Co., 7.60%, 2003                 818,381        145
      263M  Niagara Mohawk Power Co., 7.625%, 2005                 264,834         47
      421M  Old Dominion Electric Cooperative, 7.97%, 2002         430,079         76
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
PRINCIPAL                                                                         NET
   AMOUNT   SECURITY                                                 VALUE     ASSETS
-------------------------------------------------------------------------------------
            ELECTRIC & GAS UTILITIES (continued)
$     750M  Philadelphia Electric Co., 8%, 2002                $   773,151  $     137
      925M  Southwestern Electric Power Co., 7%, 2007              921,678        164
-------------------------------------------------------------------------------------
                                                                 5,522,838        980
-------------------------------------------------------------------------------------
            ENERGY--4.8%
      700M  Baroid Corp., 8%, 2003                                 732,277        130
      500M  Mobil Corp., 8.625%, 2021                              582,900        104
      725M  Occidental Petroleum Corp., 6.40%, 2003                709,047        126
      750M  Phillips Petroleum Co., 7.20%, 2023                    689,497        123
-------------------------------------------------------------------------------------
                                                                 2,713,721        483
-------------------------------------------------------------------------------------
            ENTERTAINMENT/LEISURE--1.8%
      350M  Time Warner, Inc., 6.875%, 2018                        323,267         57
      700M  Walt Disney Co., 6.75%, 2006                           696,851        124
-------------------------------------------------------------------------------------
                                                                 1,020,118        181
-------------------------------------------------------------------------------------
            FINANCIAL SERVICES--12.0%
      700M  Chemical Bank NY, 7%, 2005                             696,571        124
      800M  Citicorp, 8%, 2003                                     828,298        147
      800M  First Union Corp., 8.125%, 2002                        831,774        148
      750M  Fleet Capital Trust II, 7.92%, 2026                    711,425        126
      700M  KeyCorp, 7.50%, 2006                                   704,921        125
      750M  Mellon Bank NA, 6.50%, 2005                            725,212        129
      550M  Meridian Bancorp, 7.875%, 2002                         569,400        101
      925M  Morgan Guaranty Trust Co. NY, 7.375%, 2002             943,319        168
      700M  NationsBank Corp., 8.125%, 2002                        729,922        130
-------------------------------------------------------------------------------------
                                                                 6,740,842      1,198
-------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--7.6%
      750M  Anheuser-Busch Companies, Inc., 7%, 2005               750,716        133
      550M  Coca-Cola Enterprises, Inc., 7.875%, 2002              567,816        101
      700M  Hershey Foods Corp., 6.70%, 2005                       690,819        123
      725M  Pepsi Bottling Group, Inc., 7%, 2029                   669,951        119
      900M  Philip Morris Companies, Inc., 7.125%, 2002            905,121        161
      650M  Universal Corp., 9.25%, 2001                           670,495        119
-------------------------------------------------------------------------------------
                                                                 4,254,918        756
-------------------------------------------------------------------------------------

FIRST INVESTORS INVESTMENT GRADE FUND
September 30, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
PRINCIPAL                                                                         NET
   AMOUNT   SECURITY                                                 VALUE     ASSETS
-------------------------------------------------------------------------------------
            GAS TRANSMISSION--2.4%
$     700M  Columbia Energy Group, 6.80%, 2005                 $   688,969  $     122
      700M  Enron Corp., 7.125%, 2007                              683,563        121
-------------------------------------------------------------------------------------
                                                                 1,372,532        243
-------------------------------------------------------------------------------------
            HEALTHCARE--3.6%
      725M  Johnson & Johnson, 6.625%, 2009                        721,693        128
      725M  Merck & Co., Inc., 5.95%, 2028                         623,303        111
      700M  Warner-Lambert Co., 6%, 2008                           670,931        119
-------------------------------------------------------------------------------------
                                                                 2,015,927        358
-------------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY/OFFICE EQUIPMENT--2.5%
      750M  International Business Machines Corp., 5.375%,
              2009                                                 676,433        120
      725M  Xerox Corp., 7.20%, 2016                               719,190        128
-------------------------------------------------------------------------------------
                                                                 1,395,623        248
-------------------------------------------------------------------------------------
            INVESTMENT/FINANCE COMPANIES--4.3%
      700M  Associates Corp. of North America, 7.875%, 2001        718,318        128
      700M  General Electric Capital Corp., 7.875%, 2006           735,448        131
      700M  General Motors Acceptance Corp., 6.625%, 2005          688,676        122
      250M  International Lease Finance Corp., 8.875%, 2001        259,403         46
-------------------------------------------------------------------------------------
                                                                 2,401,845        427
-------------------------------------------------------------------------------------
            MEDIA (CABLE TV/BROADCASTING)--3.9%
      700M  New York Times Co., Inc., 7.625%, 2005                 729,707        130
      750M  News America Holdings, Inc., 8.50%, 2005               788,413        140
      700M  PanAmSat Corp., 6.375%, 2008                           654,950        116
-------------------------------------------------------------------------------------
                                                                 2,173,070        386
-------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--1.4%
      750M  Temple Inland, Inc., 9%, 2001                          774,992        138
-------------------------------------------------------------------------------------
            RETAIL - FOOD/DRUG--1.1%
      700M  Kroger Co., 7%, 2018                                   637,258        113
-------------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISE--2.5%
      700M  Federated Department Stores, Inc., 7.45%, 2017         677,489        120
      700M  Wal-Mart Stores, Inc., 8%, 2006                        743,128        132
-------------------------------------------------------------------------------------
                                                                 1,420,617        252
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
PRINCIPAL                                                                         NET
   AMOUNT   SECURITY                                                 VALUE     ASSETS
-------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--10.7%
$     725M  AT&T Corp., 6%, 2009                               $   674,811  $     120
      850M  MCI Communications Corp., 7.50%, 2004                  873,372        155
      725M  MetroNet Communications Corp., 0%-9.95%, 2008          565,500        101
      700M  New York Telephone Co., 7.25%, 2024                    665,210        118
    1,000M  Pacific Bell Telephone Co., 7%, 2004                 1,013,942        180
      725M  Sprint Capital Corp., 6.125%, 2008                     673,743        120
      700M  TCI Communications, Inc., 6.375%, 2003                 692,749        123
      800M  WorldCom, Inc., 8.875%, 2006                           846,733        150
-------------------------------------------------------------------------------------
                                                                 6,006,060      1,067
-------------------------------------------------------------------------------------
            TRANSPORTATION--1.2%
      700M  Norfolk Southern Corp., 7.35%, 2007                    702,219        125
-------------------------------------------------------------------------------------
TOTAL VALUE OF CORPORATE BONDS (cost $49,242,602)               48,199,344      8,561
-------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY OBLIGATIONS--1.3%
      775M  Federal National Mortgage Association, 5.75%,
              2008 (cost $783,462)                                 731,508        130
-------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--8.6%
    5,000M  United States Treasury Notes, 5.625%, 2008
              (cost $5,077,959)                                  4,856,250        862
-------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--2.8%
      800M  General Electric Capital Corp., 5.37%, 10/7/99         799,284        142
      750M  Texaco, Inc., 5.33%, 10/5/99                           749,556        133
-------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $1,548,840)      1,548,840        275
-------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $56,652,863)        98.3%      55,335,942      9,828
OTHER ASSETS, LESS LIABILITIES                        1.7          966,852        172
-------------------------------------------------------------------------------------
NET ASSETS                                          100.0%     $56,302,794  $  10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS FUND FOR INCOME, INC.

Dear Investor:

We are pleased to present the annual report for the First Investors Fund For Income for the fiscal year ending September 30, 1999. During the period, the Fund's return on a net asset value basis was 3.1% on Class A shares and 2.3% on Class B shares, compared to a return of 4.8% for the Lipper high yield bond fund group. During the period, the Fund declared dividends from net investment income of 38.4 cents per share on Class A shares and 36 cents per share on Class B shares.

The primary factors that drove the Fund's performance during the fiscal year were the rising interest rate environment and the credit quality of the bonds in the portfolio. The reporting period began with the resolution of several system-wide financial difficulties. Financial markets struggled to put the difficulties of the summer -- the Asian economic crisis, Russian devaluation, and the near-collapse of the giant hedge fund Long-Term Capital Management -- behind them. Investors around the world shunned risk and sought safety. Corporate bonds in general became "cheap," and lower-rated, high yield bonds suffered the most. The Federal Reserve, looking to prevent a credit crunch, provided liquidity to the monetary system by lowering interest rates three times in an eight-week period. Investors became more comfortable -- though still selective -- with risk, and the high yield market rebounded sharply in November, posting one of its best months ever.

In the early part of 1999, investors continued to shun riskier bonds. Investor confidence returned in March, and the high yield market surged. Risk was rewarded, not only for lower-quality issues, but also for bonds with longer durations and those issued in emerging markets. For the quarter, lower-rated issues tended to outperform higher-rated issues and overall, the high-yield market outperformed other domestic fixed income markets.

By the middle of 1999, the domestic economy continued to be strong and the market began to brace for possible tightening by the Fed to stave off inflation. Yields rose in May as interest rate concerns were priced into the market. New issuance -- which had been building slowly through the year -- declined somewhat in June. On June 25, 1999, the Fed, as expected, raised interest rates 25 basis points. Demand for high yield bonds abated, as evidenced by heavy mutual fund outflows in May, and smaller outflows in June.

The latter part of the reporting period was difficult for the high-yield market, and it was the weakest performing sector in the bond market. The Fed raised rates a second time in August, and economic uncertainty prompted concerns regarding the need for further rate increases. Demand within the high-yield market fell, liquidity decreased and new issuance slowed. In this guarded environment, higher-rated issues tended to outperform lower-rated issues.

A number of factors aided the Fund's performance during the reporting period. In general, the Fund's holdings of higher-rated bonds helped to enhance returns.

Also, a number of positions in the telecommunications sector performed well, in large part because of merger and acquisition activity. The Fund's performance was negatively impacted by poor performance in several sectors, including health care, which was hurt due to the enactment of various reimbursement-related legislation. Two of the Fund's holdings, Genesis Health Ventures, Inc. and Integrated Health Services, were particularly hard hit. In addition, holdings in the textile/apparel industry negatively impacted performance.

Going forward, we will likely see a continuation of current market conditions. We look forward to stabilization in the high yield market early in 2000, as Y2K concerns pass and the economic picture becomes clearer. The Fund will continue to focus on credit quality and seek value in the high yield market.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Nancy W. Jones

Nancy W. Jones
Vice President
and Portfolio Manager

October 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS FUND FOR INCOME, INC.

Comparison of change in value of $10,000 investment in the First Investors Fund For Income, Inc. (Class A shares) and the CS First Boston High Yield Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF SEPTEMBER 30, 1999                    FUND FOR INCOME         CS FIRST BOSTON HIGH YIELD
Jan-90                                           $9,375                     $10,000
Dec-90                                            7,758                       9,362
Dec-91                                           11,081                      13,458
Dec-92                                           12,933                      15,700
Dec-93                                           15,268                      18,669
Dec-94                                           15,357                      18,488
Dec-95                                           18,204                      21,701
Dec-96                                           20,644                      24,396
Dec-97                                           23,249                      27,477
Sep-98                                           23,362                      26,900
Sep-99                                           24,093                      27,963
                                                              Average Annual Total Return*
Class A Shares                                 N.A.V. Only                                S.E.C. Standardized
One Year                                          3.13%                                           (3.36%)
Five Years                                        9.54%                                            8.13%
Ten Years                                         9.00%                                            8.29%
S.E.C. 30-Day Yield                                                           8.99%
Class B Shares
One Year                                          2.29%                                           (1.71%)
Since Inception (1/12/95)                         9.18%                                            8.87%
S.E.C. 30-Day Yield                                                           8.89%

  THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS FUND FOR INCOME, INC. (CLASS A SHARES) BEGINNING 1/1/90 WITH A THEORETICAL INVESTMENT IN THE CS FIRST BOSTON HIGH YIELD INDEX. THE CS FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 1,631 DIFFERENT ISSUES, 1,403 OF WHICH ARE CASH PAY, 176 ARE ZERO-COUPON, 11 ARE STEP BONDS, 18 ARE PAY-IN-KIND BONDS AND THE REMAINING 23 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 7.9 YEARS, AN AVERAGE MATURITY OF 7.9 YEARS, AN AVERAGE DURATION OF 4.8 YEARS AND AN AVERAGE COUPON OF 10.1%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE YEAR ENDED 9/30/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS. THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. CS FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CS FIRST BOSTON CORPORATION AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT
  COMPANY, INC.

PORTFOLIO COMPOSITION
FIRST INVESTORS FUND FOR INCOME, INC.

The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended September 30, 1999 and the dollar weighted average of the total of the Fund's investments in zero coupon bonds, step bonds and pay-in-kind bonds during the 1999 fiscal year, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund's assets during the 1999 fiscal year and is not necessarily representative of the Fund as of the end of its 1999 fiscal year, the current fiscal year or at any other time in the future.

                                                     Comparable Quality of
                                          Rated by   Unrated Securities to
                                          Moody's    Bonds Rated by Moody's
---------------------------------------------------------------------------
Aaa                                         1.97%             0.00%
A1p1                                        4.90              0.00
Baa3                                        0.14              0.00
Ba1                                         0.79              0.00
Ba2                                         0.56              0.00
Ba3                                         5.04              0.00
B1                                         14.58              0.42
B2                                         31.96              0.11
B3                                         29.08              0.00
Caa1                                        2.98              0.00
Caa2                                        0.22              0.00
Caa                                         0.05              2.58
---------------------------------------------------------------------------

Zero Coupon Bonds                          11.64%
Step Bonds                                  0.08%
Pay-in-kind Bonds                           3.30%

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                               $10,000
                                                                                    OF
PRINCIPAL                                                                          NET
   AMOUNT   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            CORPORATE BONDS--87.6%
            AEROSPACE/DEFENSE--2.0%
$   2,000M  Burke Industries, Inc., 10%, 2007                  $  1,410,000  $      35
    3,000M  DeCrane Aircraft Holdings, Inc., 12%, 2008            3,015,000         75
    1,600M  L-3 Communications Corp., 10.375%, 2007               1,664,000         41
    2,000M  L-3 Communications Corp., 8%, 2008                    1,855,000         46
--------------------------------------------------------------------------------------
                                                                  7,944,000        197
--------------------------------------------------------------------------------------
            AGRICULTURAL PRODUCTS--.7%
    5,500M  Terra Industries, Inc., 10.50%, 2005                  2,860,000         71
--------------------------------------------------------------------------------------
            APPAREL/TEXTILES--3.2%
    3,500M  Dan River, Inc., 10.125%, 2003                        3,552,500         88
    4,480M  GFSI, Inc., 9.625%, 2007                              3,158,400         79
    2,450M  Pillowtex Corp., 10%, 2006                            1,678,250         42
    4,600M  Polymer Group, Inc., 9%, 2007                         4,381,500        109
--------------------------------------------------------------------------------------
                                                                 12,770,650        318
--------------------------------------------------------------------------------------
            AUTOMOTIVE--3.6%
    4,000M  Accuride Corp., 9.25%, 2008                           3,910,000         97
    1,650M  Cambridge Industries, Inc., 10.25%, 2007              1,080,750         27
    2,800M  Collins & Aikman Products Co., 11.50%, 2006           2,674,000         66
    4,000M  Exide Corp., 10%, 2005                                3,960,000         98
    3,610M  Safelite Glass Corp., 9.875%, 2006                    2,924,100         73
--------------------------------------------------------------------------------------
                                                                 14,548,850        361
--------------------------------------------------------------------------------------
            BUILDING MATERIALS--1.0%
    3,500M  American Architectural Products Corp., 11.75%,
              2007                                                1,207,500         30
    3,000M  Nortek, Inc, 9.125%, 2007                             2,910,000         72
--------------------------------------------------------------------------------------
                                                                  4,117,500        102
--------------------------------------------------------------------------------------
            CHEMICALS--6.9%
    6,300M  AEP Industries, Inc., 9.875%, 2007                    5,922,000        147
    3,000M  Huntsman ICI Chemicals, LLC, 10.125%, 2009 +          2,955,000         73
    6,600M  Huntsman Polymers Corp., 11.75%, 2004                 6,897,000        171
    3,450M  Hydrochem Industrial Services, Inc., 10.375%,
              2007                                                3,018,750         75
    3,750M  Lyondell Chemical Co., 10.875%, 2009                  3,782,812         94
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                               $10,000
                                                                                    OF
PRINCIPAL                                                                          NET
   AMOUNT   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            CHEMICALS (continued)
$   1,500M  Precise Technology, Inc., 11.125%, 2007            $  1,455,000  $      36
    4,500M  Texas Petrochemicals Corp., 11.125%, 2006             3,712,500         92
--------------------------------------------------------------------------------------
                                                                 27,743,062        688
--------------------------------------------------------------------------------------
            CONSUMER DURABLES--.5%
    2,000M  Republic Group, Inc., 9.50%, 2008                     1,860,000         46
--------------------------------------------------------------------------------------
            CONSUMER PRODUCTS--2.4%
    1,300M  AKI, Inc., 10.50%, 2008                               1,163,500         29
    4,500M  Chattem, Inc., 8.875%, 2008                           4,185,000        104
    4,070M  Herff Jones, Inc., 11%, 2005                          4,339,637        108
--------------------------------------------------------------------------------------
                                                                  9,688,137        241
--------------------------------------------------------------------------------------
            CONTAINERS/PACKAGING--.8%
    3,300M  Tekni-Plex, Inc., 9.25%, 2008                         3,147,375         78
--------------------------------------------------------------------------------------
            DURABLE GOODS MANUFACTURING--1.2%
    1,000M  Amtrol, Inc., 10.625%, 2006                             965,000         24
    1,200M  Columbus McKinnon Corp., 8.50%, 2008                  1,086,000         27
    2,500M  Day International Group, Inc., 11.125%, 2005          2,587,500         64
--------------------------------------------------------------------------------------
                                                                  4,638,500        115
--------------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT--.2%
    1,000M  Applied Power, Inc., 8.75%, 2009                        945,000         24
--------------------------------------------------------------------------------------
            ELECTRONICS/INSTRUMENTS/COMPONENTS--.9%
    4,000M  Advanced Micro Devices, Inc., 11%, 2003               3,620,000         90
--------------------------------------------------------------------------------------
            ENERGY--1.5%
    1,200M  Chesapeake Energy Corp., 9.625%, 2005                 1,152,000         29
    2,000M  RBF Finance Co., 11.375%, 2009                        2,120,000         53
    3,000M  Tesoro Petroleum Corp., 9%, 2008                      2,940,000         73
--------------------------------------------------------------------------------------
                                                                  6,212,000        155
--------------------------------------------------------------------------------------
            ENTERTAINMENT/LEISURE--2.9%
    1,540M  Carmike Cinemas, Inc., 9.375%, 2009                   1,424,500         35
    4,000M  KSL Recreation Group, Inc., 10.25%, 2007              3,940,000         98
--------------------------------------------------------------------------------------

FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                               $10,000
                                                                                    OF
PRINCIPAL                                                                          NET
   AMOUNT   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            ENTERTAINMENT/LEISURE (continued)
$   3,800M  Loews Cineplex Entertainment Corp., 8.875%, 2008   $  3,420,000  $      85
    4,000M  Outboard Marine Corp., 10.75%, 2008                   2,960,000         74
--------------------------------------------------------------------------------------
                                                                 11,744,500        292
--------------------------------------------------------------------------------------
            FINANCIAL--1.0%
    4,500M  Bay View Capital Corp., 9.125%, 2007                  4,140,000        103
--------------------------------------------------------------------------------------
            FOOD SERVICE--1.2%
    5,000M  Domino's, Inc., 10.375%, 2009                         4,787,500        119
--------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--2.2%
    5,000M  Canandaigua Brands, Inc., 8.50%, 2009                 4,712,500        117
    1,000M  Delta Beverage Group, Inc., 9.75%, 2003               1,000,000         25
    3,500M  Di Giorgio Corp., 10%, 2007                           3,290,000         82
--------------------------------------------------------------------------------------
                                                                  9,002,500        224
--------------------------------------------------------------------------------------
            GAMING/LODGING--.8%
    1,000M  Mohegan Tribal Gaming Authority, 8.75%, 2009            983,750         24
    2,250M  Prime Hospitality Corp., 9.25%, 2006                  2,235,937         56
--------------------------------------------------------------------------------------
                                                                  3,219,687         80
--------------------------------------------------------------------------------------
            HEALTHCARE--3.3%
    2,250M  ALARIS Medical Systems, Inc., 9.75%, 2006             2,036,250         51
    2,750M  Conmed Corp., 9%, 2008                                2,540,312         63
    4,100M  Fisher Scientific International, Inc., 9%, 2008       3,854,000         96
    4,000M  Genesis Health Ventures, Inc., 9.75%, 2005            1,940,000         48
    3,750M  Integrated Health Services, Inc., 10.25%, 2006          576,563         14
    2,200M  Owens & Minor, Inc., 10.875%, 2006                    2,233,000         56
--------------------------------------------------------------------------------------
                                                                 13,180,125        328
--------------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY/OFFICE EQUIPMENT--.8%
    3,125M  ChipPac International, Ltd., 12.75%, 2009 +           3,136,719         78
--------------------------------------------------------------------------------------
            MEDIA (CABLE TV/BROADCASTING)--12.4%
    2,000M  Bresnan Communications Group, LLC, 0%-9.25%, 2009     1,307,500         33
    5,000M  Charter Communications Holdings, LLC, 8.625%,
              2009 +                                              4,737,500        118
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                               $10,000
                                                                                    OF
PRINCIPAL                                                                          NET
   AMOUNT   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            MEDIA (CABLE TV/BROADCASTING) (continued)
$   5,000M  Comcast United Kingdom Cable Partners, Ltd.,
              0%-11.20%, 2007                                  $  4,537,500  $     113
    4,750M  Diamond Cable Communications PLC, 0%-11.75%, 2005     4,286,875        107
    4,150M  Diva Systems Corp., 0%-12.625%, 2008                  1,307,250         33
   13,500M  Echostar DBS, 9.375%, 2009                           13,365,000        332
    5,000M  Mediacom LLC/Mediacom Capital Corp., 8.50%, 2008      4,625,000        115
    4,000M  Mediacom LLC/Mediacom Capital Corp., 7.875%,
              2011 +                                              3,510,000         87
    2,000M  NTL, Inc., 11.50%, 2008                               2,160,000         54
    3,000M  Sinclair Broadcasting Group, Inc., 10%, 2005          3,007,500         75
    3,850M  Star Choice Communications, Inc., 13%, 2005           3,830,750         95
    3,000M  Young Broadcasting Corp., 10.125%, 2005               3,127,500         78
--------------------------------------------------------------------------------------
                                                                 49,802,375      1,240
--------------------------------------------------------------------------------------
            MEDIA (OTHER)--2.9%
    3,000M  Mail-Well Corp., 8.75%, 2008                          2,865,000         71
    6,000M  MDC Communications Corp., 10.50%, 2006                5,940,000        148
    3,000M  Von Hoffman Press, Inc., 10.875%, 2007 +              2,970,000         74
--------------------------------------------------------------------------------------
                                                                 11,775,000        293
--------------------------------------------------------------------------------------
            MINING/METALS--3.7%
    5,400M  Euramax International PLC, 11.25%, 2006               5,427,000        135
    3,000M  Murrin Murrin Holdings Property, Ltd., 9.375%,
              2007                                                2,625,000         65
    4,000M  Renco Metals, Inc., 11.50%, 2003                      3,480,000         87
    3,500M  Wheeling-Pittsburgh Corp., 9.25%, 2007                3,263,750         81
--------------------------------------------------------------------------------------
                                                                 14,795,750        368
--------------------------------------------------------------------------------------
            MISCELLANEOUS--.2%
    1,025M  Kindercare Learning Centers, Inc., 9.50%, 2009          973,750         24
--------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--7.2%
    4,000M  Container Corp., 11.25%, 2004                         4,120,000        102
    5,650M  Packaging Corp. of America, 9.625%, 2009 +            5,692,375        142
    5,500M  Riverwood International Corp., 10.25%, 2006           5,424,375        135
    5,600M  S.D. Warren Co., Inc., 12%, 2004                      5,922,000        147
--------------------------------------------------------------------------------------

FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                               $10,000
                                                                                    OF
PRINCIPAL                                                                          NET
   AMOUNT   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS (continued)
$   4,635M  S.D. Warren Co., Inc., 14%, 2006                   $  5,237,549  $     130
    2,400M  Stone Container Corp., 10.75%, 2002                   2,475,000         62
--------------------------------------------------------------------------------------
                                                                 28,871,299        718
--------------------------------------------------------------------------------------
            REAL ESTATE/CONSTRUCTION--.5%
    4,000M  Cathay International, Ltd., 13%, 2008 +               1,900,000         47
--------------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISE--.5%
    2,000M  Big 5 Corp., 10.875%, 2007                            1,970,000         49
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--20.8%
    1,350M  21st Century Telecom Group, Inc., 0%-12.25%, 2008       543,375         14
    5,300M  E.Spire Communications, Inc., 0%-13%, 2005            3,153,500         78
    3,500M  Energis PLC, 9.75%, 2009 +                            3,578,750         89
    3,000M  Facilicom International, Inc., 10.50%, 2008           2,505,000         62
    4,600M  GST USA, Inc., 0%-13.875%, 2005                       3,714,500         92
    4,000M  Hyperion Telecommunications, Inc., 0%-13%, 2003       3,375,000         84
    5,000M  Intermedia Communications, Inc., 8.50%, 2008          4,325,000        108
    4,300M  Level 3 Communications, Inc., 9.125%, 2008            3,891,500         97
    5,000M  Nextel Communications, Inc., 0%-9.95%, 2008           3,500,000         87
    7,000M  Nextlink Communications, Inc., 12.50%, 2006           7,455,000        185
      750M  Nextlink Communications, Inc., 0%, 2008                 452,813         11
    1,700M  Nextlink Communications, Inc., 9%, 2008               1,587,375         39
    6,000M  Omnipoint Corp., 11.625%, 2006                        6,210,000        154
    6,000M  Orion Network Systems, Inc., 11.25%, 2007             4,530,000        113
    4,000M  Pac-West Telecommunications, Inc., 13.50%, 2009       4,060,000        101
    5,000M  Paging Network, Inc., 10%, 2008                       1,400,000         35
    4,000M  Powertel, Inc., 11.125%, 2007                         4,180,000        104
    1,000M  PSINet, Inc., 11%, 2009 +                               985,000         25
    4,175M  Qwest Communications International, Inc.,
              0%-9.47%, 2007                                      3,266,938         81
    6,000M  RCN Corp., 0%-11.125%, 2007                           3,900,000         97
    4,500M  Tritel PCS, Inc., 0%-12.75%, 2009 +                   2,553,750         63
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                      $10,000
  AMOUNT,                                                                           OF
SHARES OR                                                                          NET
 WARRANTS   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS (continued)
$   8,000M  Triton Communications, LLC., 0%-11%, 2008          $  5,410,000  $     134
    3,000M  Viatel, Inc., 0%-12.50%, 2008                         1,807,500         45
    3,500M  Williams Communications Group, Inc., 10.875%,
              2009                                                3,517,500         87
    4,000M  Worldwide Fiber, Inc., 12%, 2009 +                    3,940,000         98
--------------------------------------------------------------------------------------
                                                                 83,842,501      2,083
--------------------------------------------------------------------------------------
            TRANSPORTATION--2.3%
    4,000M  Coach USA, Inc., 9.375%, 2007                         4,140,000        103
    5,700M  Eletson Holdings, Inc., 9.25%, 2003                   5,158,500        128
--------------------------------------------------------------------------------------
                                                                  9,298,500        231
--------------------------------------------------------------------------------------
TOTAL VALUE OF CORPORATE BONDS (cost $388,530,735)              352,535,280      8,763
--------------------------------------------------------------------------------------
            COMMON STOCKS--.7%
            MEDIA (CABLE TV/BROADCASTING)--.7%
   31,506   *Echostar Communications Corp. - Class "A"            2,861,138         71
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--.0%
    4,090   *Viatel, Inc.                                           120,911          3
--------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $35,744)                       2,982,049         74
--------------------------------------------------------------------------------------
            PREFERRED STOCKS--2.8%
            MEDIA (CABLE TV/BROADCASTING)--2.8%
  104,234   CSC Holdings, Inc., 11.125%, PIK, Series "M"
              (cost $10,333,559)                                 11,205,114        278
--------------------------------------------------------------------------------------
            WARRANTS--.2%
            AEROSPACE/DEFENSE--.0%
    3,000   *DeCrane Aircraft Holdings, Inc. (expiring
              9/30/08) +                                                 --         --
--------------------------------------------------------------------------------------
            MEDIA (CABLE TV/BROADCASTING)--.1%
   12,450   *Diva Systems Corp. (expiring 3/1/08) +                  99,600          3
   89,166   *Star Choice Communications, Inc. (expiring
              12/15/05) +                                           234,061          6
--------------------------------------------------------------------------------------
                                                                    333,661          9
--------------------------------------------------------------------------------------

FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
WARRANTS,                                                                      $10,000
 UNITS OR                                                                           OF
PRINCIPAL                                                                          NET
   AMOUNT   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--.1%
  100,000   *S.D. Warren Co., Inc. (expiring 12/15/06) +       $    500,000  $      12
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--.0%
    7,300   *E.Spire Communications, Inc. (expiring 11/1/05)         73,000          2
--------------------------------------------------------------------------------------
TOTAL VALUE OF WARRANTS (cost $3,015)                               906,661         23
--------------------------------------------------------------------------------------
            UNITS--.6%
            MINING/METALS
    2,500   Russel Metals, Inc. (cost $2,500,000)++               2,375,000         59
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--2.0%
$   7,500M  U.S. Treasury Note, 7.25%, 2004 (cost $8,163,281)     7,924,223        197
--------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--4.2%
    3,760M  General Electric Co., 5.34%, 10/7/99                  3,756,652         94
   13,100M  General Electric Co., 5.37%, 10/7/99                 13,088,272        325
--------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $16,844,924)     16,844,924        419
--------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $426,411,258)       98.1%      394,773,251      9,813
OTHER ASSETS, LESS LIABILITIES                        1.9         7,529,393        187
--------------------------------------------------------------------------------------
NET ASSETS                                          100.0%     $402,302,644  $  10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing
+ See Note 4
++Each unit consists of one Russel Metals, Inc. 10% $600 guaranteed Senior Note due 2009 and one Russel Metals, Inc. USA LLC 10% $400 guaranteed Senior Note due 2009

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS HIGH YIELD FUND, INC.

Dear Investor:

We are pleased to present the annual report for the First Investors High Yield Fund for the fiscal year ending September 30, 1999. During the period, the Fund's return on a net asset value basis was 2.5% on Class A shares and 1.9% on Class B shares, compared to a return of 4.8% for the Lipper high yield bond fund group. During the period, the Fund declared dividends from net investment income of 45.68 cents per share on Class A shares and 42.4 cents per share on Class B shares.

The primary factors that drove the Fund's performance during the fiscal year were the rising interest rate environment and credit developments--both positive and negative--within the portfolio. The Fund's fiscal year began in October 1998 as global financial difficulties that plagued markets during the previous summer months touched off an investor "flight to quality." The Federal Reserve succeeded in stabilizing the financial system through strong leadership--which included easing interest rates three times in an eight-week period. As a result, the high-yield market bounced back strongly in November with one of its strongest months on record.

Early in 1999, investor comfort with sustainable growth turned into fear of rising interest rates. This enabled higher-risk investments such as high-yield bonds to outperform Treasury securities. Widespread concerns about emerging markets began to be relieved as Brazil devalued its currency and took some steps toward fiscal reform. Improved performance of emerging markets also encouraged participation in the high-yield market and both the aggressiveness and the volume of new domestic high-yield bond issues began to grow.

As the reporting period progressed, the prospect of accelerating domestic growth and tight employment conditions fueled inflation worries. Markets thus began to expect Fed tightening and new issue activity slowed appreciably. After the Fed raised interest rates in June, investors showed an increasing preference for larger, higher-rated, more-liquid bond issues. This contrasted pretty sharply with the outperformance of more aggressive transactions earlier in the year.

In the latter part of the reporting period, concerns continued to mount regarding additional interest rate hikes. As anticipated, the Fed raised interest rates a second time in August, but concerns remained about the rapid pace of growth, implying a possible need for a further rate increase. Investors have also become less tolerant of incipient credit problems as more have occurred. Since 1998, the default rate of high-yield bonds has almost doubled, to about 3.4%. Market

FIRST INVESTORS HIGH YIELD FUND, INC.

liquidity remains problematic as pent-up demand for capital has collided with investor defensiveness and demands for higher yields.

Throughout the reporting period, a number of factors stand out as having had an impact on the Fund's performance. The Fund's performance was aided by its increased emphasis in emerging markets and gradual increase in equity investments. The Fund's performance was negatively impacted by the fact that it had few holdings in the growing European high-yield community of issuers. As a group, these bonds outperformed. The health care sector, usually viewed as defensive, also hurt the Fund. A number of hospital and long-term care companies suffered because of difficulties in adjusting to new Medicare reimbursement rules enacted under the Balanced Budget Act of 1997. The energy sector began the year weakly, but many companies rebounded thanks to improved pricing of oil and natural gas.

Looking ahead, interest rate concerns and Year 2000 issues cloud the picture for the high-yield bond market. As this is written, we do not expect much additional bond issuance for this year because issuers have tried to avoid raising money under these hostile conditions. However, late in the fourth quarter or early in 2000, performance has the potential to turn positive as investors notice the good relative value that is being obscured by Y2K worries and try to re-enter the market. The Fund will continue to focus on what we think are the important things--the companies whose strong managements, market positions, strategies and results are likely to provide us with value improvement in the high-yield market.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ George V. Ganter
George V. Ganter
Vice President
and Portfolio Manager

October 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS HIGH YIELD FUND, INC.

Comparison of change in value of $10,000 investment in the First Investors High Yield Fund, Inc. and the CS First Boston High Yield Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF SEPTEMBER 30, 1999     HIGH YIELD FUND    CS FIRST BOSTON HIGH YIELD
Jan-90                              $9,375                  $10,000
Dec-90                               7,779                    9,362
Dec-91                              10,542                   13,458
Dec-92                              12,539                   15,700
Dec-93                              14,665                   18,669
Dec-94                              14,722                   18,488
Dec-95                              17,436                   21,701
Dec-96                              19,764                   24,396
Dec-97                              22,103                   27,477
Sep-98                              22,121                   26,900
Sep-99                              22,683                   27,963
                                                   Average Annual Total Return*
                                                                                    S.E.C.
Class A Shares                    N.A.V. Only                                    Standardized
One Year                             2.54%                                          (3.93%)
Five Years                           8.99%                                           7.60%
Ten Years                            8.46%                                           7.77%
S.E.C. 30-Day Yield                                           9.16%
Class B Shares
One Year                             1.90%                                          (2.10%)
Since Inception (1/12/95)            8.75%                                           8.44%
S.E.C. 30-Day Yield                                           9.07%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS HIGH YIELD
FUND, INC. (CLASS A SHARES) BEGINNING 1/1/90 WITH A THEORETICAL INVESTMENT IN THE CS FIRST BOSTON HIGH YIELD INDEX. THE CS FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 1,631 DIFFERENT ISSUES, 1,403 OF WHICH ARE CASH PAY, 176 ARE ZERO-COUPON, 11 ARE STEP BONDS, 18 ARE PAY-IN-KIND BONDS AND THE REMAINING 23 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 7.9 YEARS, AN AVERAGE MATURITY OF 7.9 YEARS, AN AVERAGE DURATION OF 4.8 YEARS AND AN AVERAGE COUPON OF 10.1%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE YEAR ENDED 9/30/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND TEN YEARS WOULD HAVE BEEN (4.11%), 7.42% AND 7.62%, RESPECTIVELY, AND THE S.E.C. YIELD FOR
  SEPTEMBER 1999 WOULD HAVE BEEN 9.02%. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN (2.30%) AND 8.07%, RESPECTIVELY, AND THE S.E.C. YIELD FOR SEPTEMBER 1999 WOULD HAVE BEEN 8.93%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS.

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS HIGH YIELD FUND, INC.

 THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER
  LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. CS FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CS FIRST BOSTON CORPORATION AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO COMPOSITION
FIRST INVESTORS HIGH YIELD FUND, INC.

The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended September 30, 1999 and the dollar weighted average of the total of the Fund's investments in zero coupon bonds, step bonds and pay-in-kind bonds during the 1999 fiscal year, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the 1999 fiscal year and is not necessarily representative of the Fund as of the end of its 1999 fiscal year, the current fiscal year or at any other time in the future.

                                                     Comparable Quality of
                                          Rated by   Unrated Securities to
                                          Moody's    Bonds Rated by Moody's
---------------------------------------------------------------------------
Aaa                                         2.53%             0.00%
A1p1                                        3.80              0.00
A2                                          0.61              0.00
Ba1                                         0.80              0.00
Ba2                                         3.64              0.00
Ba3                                         6.45              0.00
B1                                         13.15              0.27
B2                                         30.83              0.05
B3                                         25.90              0.48
Caa                                         0.00              2.61
Caa1                                        3.25              0.00
Caa2                                        0.42              0.00
Ca                                          0.59              0.00
---------------------------------------------------------------------------

Zero Coupon Bonds                           9.75%
Step Bonds                                  0.58%
Pay-in kind Bonds                           2.54%

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS HIGH YIELD FUND, INC.
September 30, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
PRINCIPAL                                                                         NET
  AMOUNT   SECURITY                                                  VALUE     ASSETS
-------------------------------------------------------------------------------------
           CORPORATE BONDS--86.2%
           AEROSPACE/DEFENSE--.7%
$  1,300M  Moog, Inc., 10%, 2006                              $  1,313,000  $      71
-------------------------------------------------------------------------------------
           AGRICULTURAL PRODUCTS--.4%
   1,400M  Terra Industries, Inc., 10.50%, 2005                    728,000         39
-------------------------------------------------------------------------------------
           APPAREL/TEXTILES--2.8%
   1,000M  Pillowtex Corp., 10%, 2006                              685,000         37
   2,800M  Polymer Group, Inc., 9%, 2007                         2,667,000        145
   2,250M  Worldtex, Inc., 9.625%, 2007                          1,884,375        102
-------------------------------------------------------------------------------------
                                                                 5,236,375        284
-------------------------------------------------------------------------------------
           AUTOMOTIVE--3.5%
   2,000M  Cambridge Industries, Inc., 10.25%, 2007              1,310,000         71
   1,750M  Cooperative Computing, Inc., 9%, 2008                 1,338,750         73
   2,185M  Safelite Glass Corp., 9.875%, 2006                    1,769,850         96
   2,400M  Special Devices, Inc., 11.375%, 2008                  2,052,000        111
-------------------------------------------------------------------------------------
                                                                 6,470,600        351
-------------------------------------------------------------------------------------
           BUILDING MATERIALS--.3%
   1,650M  American Architectural Products Corp., 11.75%,
             2007                                                  569,250         31
-------------------------------------------------------------------------------------
           CHEMICALS--5.1%
   2,250M  AEP Industries, Inc., 9.875%, 2007                    2,115,000        115
   1,500M  Huntsman ICI Chemicals, LLC, 10.125%, 2009 +          1,477,500         80
   2,800M  Huntsman Polymers Corp., 11.75%, 2004                 2,926,000        159
   1,900M  Hydrochem Industrial Services, Inc., 10.375%,
             2007                                                1,662,500         90
   1,250M  Lyondell Chemical Co., 10.875%, 2009                  1,260,937         68
-------------------------------------------------------------------------------------
                                                                 9,441,937        512
-------------------------------------------------------------------------------------
           CONSUMER PRODUCTS--4.4%
   2,000M  AKI Holding Corp., 0%-13.50%, 2009                      830,000         45
   1,720M  AKI, Inc., 10.50%, 2008                               1,539,400         83
   1,700M  Corning Consumer Products, Co., 9.625%, 2008          1,377,000         75
   2,800M  Herff Jones, Inc., 11%, 2005                          2,985,500        162
   1,235M  Hines Horticulture, Inc., 11.75%, 2005                1,302,925         71
-------------------------------------------------------------------------------------
                                                                 8,034,825        436
-------------------------------------------------------------------------------------

FIRST INVESTORS HIGH YIELD FUND, INC.
September 30, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
PRINCIPAL                                                                         NET
  AMOUNT   SECURITY                                                  VALUE     ASSETS
-------------------------------------------------------------------------------------
           CONTAINERS/PACKAGING--3.3%
$  2,850M  Radnor Holdings, Corp., 10%, 2003                  $  2,892,750  $     157
   1,250M  Tekni-Plex, Inc., 9.25%, 2008                         1,192,187         65
   2,000M  U.S. Can Corp., 10.125%, 2006                         2,040,000        111
-------------------------------------------------------------------------------------
                                                                 6,124,937        333
-------------------------------------------------------------------------------------
           DURABLE GOODS MANUFACTURING--.4%
     750M  Amtrol, Inc., 10.625%, 2006                             723,750         39
-------------------------------------------------------------------------------------
           ENERGY--3.1%
   1,500M  Giant Industries, Inc., 9.75%, 2003                   1,462,500         79
   3,000M  Gulf Canada Resources, Ltd., 9.625%, 2005             3,071,250        167
   1,250M  Stone Energy Corp., 8.75%, 2007                       1,229,687         67
-------------------------------------------------------------------------------------
                                                                 5,763,437        313
-------------------------------------------------------------------------------------
           ENTERTAINMENT/LEISURE--3.6%
   1,000M  Bell Sports, Inc., 11%, 2008                          1,015,000         55
   3,600M  Loews Cineplex Entertainment Corp., 8.875%, 2008      3,240,000        176
   3,300M  Outboard Marine Corp., 10.75%, 2008                   2,442,000        132
-------------------------------------------------------------------------------------
                                                                 6,697,000        363
-------------------------------------------------------------------------------------
           FOOD/BEVERAGE/TOBACCO--1.1%
   2,000M  International Home Foods, Inc., 10.375%, 2006         2,050,000        111
-------------------------------------------------------------------------------------
           GAMING/LODGING--1.7%
   1,550M  Isle of Capri Casinos, Inc., 8.75%, 2009              1,429,875         78
   1,750M  Prime Hospitality Corp., 9.25%, 2006                  1,739,062         94
-------------------------------------------------------------------------------------
                                                                 3,168,937        172
-------------------------------------------------------------------------------------
           HEALTHCARE--4.3%
   1,400M  Genesis Health Ventures, Inc., 9.75%, 2005              679,000         37
   2,000M  Integrated Health Services, Inc., 10.25%, 2006          307,500         17
   1,400M  Leiner Health Products, Inc., 9.625%, 2007            1,102,500         60
   2,489M  Owens & Minor, Inc., 10.875%, 2006                    2,526,335        137
   1,500M  Packard Bioscience, Inc., 9.375%, 2007                1,365,000         74
   2,100M  Tenet Healthcare Corp., 8.625%, 2007                  2,010,750        109
-------------------------------------------------------------------------------------
                                                                 7,991,085        434
-------------------------------------------------------------------------------------
           INFORMATION TECHNOLOGY/OFFICE EQUIPMENT--.6%
   1,000M  ChipPac International, Ltd., 12.75%, 2009 +           1,003,750         54
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
PRINCIPAL                                                                         NET
  AMOUNT   SECURITY                                                  VALUE     ASSETS
-------------------------------------------------------------------------------------
           MEDIA (CABLE TV/BROADCASTING)--12.4%
$  3,000M  American Telecasting, Inc., 14.50%, 2004           $  3,232,500  $     175
   2,000M  Century Communications Corp., 9.50%, 2005             2,010,000        109
   3,000M  Diva Systems Corp., 0%-12.625%, 2008                    945,000         51
   5,000M  Echostar DBS, 9.375%, 2009                            4,950,000        269
   2,250M  Grupo Televisa, SA, 11.875%, 2006                     2,354,063        128
   1,500M  Mediacom LLC/Mediacom Capital Corp., 8.50%, 2008      1,387,500         75
   1,035M  Rogers Communications, Inc., 9.125%, 2006             1,073,813         58
   2,700M  Rogers Communications, Inc., 8.875%, 2007             2,821,500        153
   2,000M  Salem Communications Corp., 9.50%, 2007               2,010,000        109
   2,000M  Star Choice Communications, Inc., 13%, 2005           1,990,000        108
-------------------------------------------------------------------------------------
                                                                22,774,376      1,235
-------------------------------------------------------------------------------------
           MEDIA (OTHER)--1.8%
   1,800M  Garden State Newspapers, Inc., 8.75%, 2009            1,683,000         91
   1,800M  Garden State Newspapers, Inc., 8.625%, 2011           1,647,000         89
-------------------------------------------------------------------------------------
                                                                 3,330,000        180
-------------------------------------------------------------------------------------
           MINING/METALS--4.7%
   2,500M  Commonwealth Aluminum Corp., 10.75%, 2006             2,503,125        136
   3,300M  CSN Iron, SA, 9.125%, 2007 +                          2,491,500        135
   2,000M  Renco Metals, Inc., 11.50%, 2003                      1,740,000         94
   2,100M  Wheeling-Pittsburgh Corp., 9.25%, 2007                1,958,250        106
-------------------------------------------------------------------------------------
                                                                 8,692,875        471
-------------------------------------------------------------------------------------
           MISCELLANEOUS--5.8%
   3,200M  Allied Waste, Inc. NA., 10%, 2009 +                   2,944,000        160
   1,500M  Iron Mountain, Inc., 10.125%, 2006                    1,522,500         83
   4,400M  Kindercare Learning Centers, Inc., 9.50%, 2009        4,180,000        227
   2,000M  Loomis Fargo & Co., 10%, 2004                         1,965,000        107
-------------------------------------------------------------------------------------
                                                                10,611,500        577
-------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--3.7%
   1,650M  Fonda Group, Inc., 9.50%, 2007                        1,443,750         78
   1,000M  Riverwood International Corp., 10.25%, 2006             986,250         53
   2,600M  S.D. Warren Co., Inc., 12%, 2004                      2,749,500        149
   1,400M  S.D. Warren Co., Inc., 14%, 2006                      1,581,740         86
-------------------------------------------------------------------------------------
                                                                 6,761,240        366
-------------------------------------------------------------------------------------

FIRST INVESTORS HIGH YIELD FUND, INC.
September 30, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
PRINCIPAL                                                                         NET
  AMOUNT   SECURITY                                                  VALUE     ASSETS
-------------------------------------------------------------------------------------
           REAL ESTATE/CONSTRUCTION--.6%
$  2,200M  Cathay International, Ltd., 13%, 2008 +            $  1,045,000  $      57
-------------------------------------------------------------------------------------
           RETAIL - FOOD/DRUG--.6%
   1,000M  Randall's Food Markets, Inc., 9.375%, 2007            1,107,500         60
-------------------------------------------------------------------------------------
           RETAIL - GENERAL MERCHANDISE--.9%
   1,700M  Big 5 Corp., 10.875%, 2007                            1,674,500         91
-------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--17.3%
   2,000M  21st Century Telecom Group, Inc., 0%-12.25%, 2008       805,000         44
   1,650M  CAI Wireless Systems, 0%, 2004                          871,035         47
   3,750M  E.Spire Communications, Inc., 0%-13%, 2005            2,231,250        121
   2,500M  Facilicom International, Inc., 10.50%, 2008           2,087,500        113
   2,400M  ICG Services, Inc., 0%-10%, 2008                      1,350,000         73
   3,400M  Level 3 Communications, Inc., 9.125%, 2008            3,077,000        167
   3,200M  McCaw International, Ltd., 0%-13%, 2007               1,856,000        101
   1,400M  McLeodUSA, Inc., 8.125%, 2009                         1,309,000         71
   2,000M  Netia Holdings BV, 0%-11.25%, 2007                    1,260,000         68
   2,750M  Nextlink Communications, Inc., 0%-9.45%, 2008         1,660,313         90
   3,000M  Omnipoint Corp., 11.625%, 2006                        3,105,000        168
   1,300M  Orion Network Systems, Inc., 11.25%, 2007               981,500         53
   2,100M  Pac-West Telecommunications, Inc., 13.50%, 2009       2,131,500        116
   2,000M  Paging Network, Inc., 10%, 2008                         560,000         30
   3,100M  Powertel, Inc., 0%-12%, 2006                          2,635,000        143
   2,000M  Qwest Communications International, Inc.,
             0%-9.47%, 2007                                      1,565,000         85
   3,000M  RCN Corp., 0%-11.125%, 2007                           1,950,000        106
   2,500M  Viatel, Inc., 0%-12.50%, 2008                         1,506,250         82
   1,000M  Williams Communications Group, Inc., 10.875%,
             2009                                                1,005,000         55
-------------------------------------------------------------------------------------
                                                                31,946,348      1,733
-------------------------------------------------------------------------------------
           TRANSPORTATION--3.1%
   2,500M  American Commercial Lines, LLC, 10.25%, 2008          2,443,750        133
   3,550M  Eletson Holdings, Inc., 9.25%, 2003                   3,212,750        174
-------------------------------------------------------------------------------------
                                                                 5,656,500        307
-------------------------------------------------------------------------------------
TOTAL VALUE OF CORPORATE BONDS (cost $178,473,865)             158,916,722      8,620
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                     $10,000
  AMOUNT                                                                           OF
      OR                                                                          NET
  SHARES   SECURITY                                                  VALUE     ASSETS
-------------------------------------------------------------------------------------
           CONVERTIBLE BONDS--1.9%
           CHEMICALS--.8%
$  2,000M  Hexcel Corp., 7%, 2003                             $  1,547,500  $      84
-------------------------------------------------------------------------------------
           MEDIA (OTHER)--1.1%
   2,000M  Mail-Well, Inc., 5%, 2002                             1,940,000        105
-------------------------------------------------------------------------------------
TOTAL VALUE OF CONVERTIBLE BONDS (cost $3,705,178)               3,487,500        189
-------------------------------------------------------------------------------------
           COMMON STOCKS--1.4%
           CHEMICALS--.2%
  20,000   *Polymer Group, Inc.                                    295,000         16
-------------------------------------------------------------------------------------
           FOOD/BEVERAGE/TOBACCO--.1%
   7,000   Philip Morris Companies, Inc.                           239,313         13
-------------------------------------------------------------------------------------
           HEALTHCARE--.2%
  16,000   *Tenet Healthcare Corp.                                 281,000         15
-------------------------------------------------------------------------------------
           MEDIA (CABLE TV/BROADCASTING)--.9%
  17,692   *Echostar Communications Corp. - Class "A"            1,606,655         87
-------------------------------------------------------------------------------------
           MISCELLANEOUS--.0%
   3,800   Waste Management, Inc.                                   73,150          4
-------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $1,019,620)                   2,495,118        135
-------------------------------------------------------------------------------------
           PREFERRED STOCKS--3.2%
           FINANCIAL--.6%
  40,800   Astoria Financial Corp., 12%, Series "B"              1,193,400         65
-------------------------------------------------------------------------------------
           MEDIA (CABLE TV/BROADCASTING)--2.6%
  44,668   CSC Holdings, Inc., 11.125%, PIK, Series "M"          4,801,853        260
-------------------------------------------------------------------------------------
TOTAL VALUE OF PREFERRED STOCKS (cost $5,576,415)                5,995,253        325
-------------------------------------------------------------------------------------

FIRST INVESTORS HIGH YIELD FUND, INC.
September 30, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
WARRANTS                                                                      $10,000
      OR                                                                           OF
PRINCIPAL                                                                         NET
  AMOUNT   SECURITY                                                  VALUE     ASSETS
-------------------------------------------------------------------------------------
           WARRANTS--.2%
           MEDIA (CABLE TV/BROADCASTING)--.1%
   9,000   *Diva Systems Corp. (expiring 3/1/08) +            $     72,000  $       4
  46,320   *Star Choice Communications, Inc. (expiring
             12/15/05) +                                           121,590          7
-------------------------------------------------------------------------------------
                                                                   193,590         11
-------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--.1%
  30,200   *S.D. Warren Co., Inc. (expiring 12/15/06) +            151,000          8
-------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--.0%
   3,750   *E.Spire Communications, Inc. (expiring 11/1/05)         37,500          2
   3,000   *McCaw International, Ltd. (expiring 4/15/07) +           7,500          1
   5,600   *Powertel, Inc. (expiring 2/1/06)                        22,400          1
-------------------------------------------------------------------------------------
                                                                    67,400          4
-------------------------------------------------------------------------------------
TOTAL VALUE OF WARRANTS (cost $7,500)                              411,990         23
-------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATIONS--2.6%
$  4,500M  United States Treasury Note, 7%, 2006
             (cost $4,795,281)                                   4,726,408        257
-------------------------------------------------------------------------------------
           SHORT-TERM CORPORATE NOTES--3.2%
   2,500M  General Electric Co., 5.37%, 10/7/99                  2,497,762        135
   3,500M  Texaco, Inc., 5.33%, 10/5/99                          3,497,927        190
-------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $5,995,689)      5,995,689        325
-------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $199,573,548)      98.7%      182,028,680      9,874
OTHER ASSETS, LESS LIABILITIES                       1.3         2,323,659        126
-------------------------------------------------------------------------------------
NET ASSETS                                         100.0%     $184,352,339  $  10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Non-income producing
+ See Note 4

                       See notes to financial statements

                      This page intentionally left blank.

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS
September 30, 1999

------------------------------------------------------------------------
                                                   CASH
                                             MANAGEMENT       GOVERNMENT
------------------------------------------------------------------------
ASSETS
Investments in securities:
  At identified cost...................  $  167,360,237  $   145,312,870
                                         ==============  ===============
  At value (Note 1A)...................  $  167,360,237  $   142,300,668
Cash...................................       2,068,200          973,733
Receivables:
  Interest.............................       1,727,656          939,189
  Shares sold..........................              --           42,887
  Investment securities sold...........              --               --
Other assets...........................          24,200           27,482
                                         --------------  ---------------
Total Assets...........................     171,180,293      144,283,959
                                         --------------  ---------------
LIABILITIES
Payables:
  Investment securities purchased......              --               --
  Distributions payable................         653,916          660,230
  Shares redeemed......................         324,060          135,040
Accrued advisory fees..................          70,056           70,903
Accrued expenses.......................         118,016           59,671
                                         --------------  ---------------
Total Liabilities......................       1,166,048          925,844
                                         --------------  ---------------
NET ASSETS.............................  $  170,014,245  $   143,358,115
                                         ==============  ===============
NET ASSETS CONSIST OF:
Capital paid in........................  $  170,014,245  $   166,007,405
Undistributed net investment income....              --          140,709
Accumulated net realized gain (loss) on
  investments..........................              --      (19,777,797)
Net unrealized depreciation in value of
  investments..........................              --       (3,012,202)
                                         --------------  ---------------
Total..................................  $  170,014,245  $   143,358,115
                                         ==============  ===============
NET ASSETS:
  Class A..............................  $  167,362,582  $   140,143,403
  Class B..............................  $    2,651,663  $     3,214,712
SHARES OUTSTANDING (Note 6):
  Class A..............................     167,362,582       12,825,317
  Class B..............................       2,651,663          294,444
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE - CLASS A..................           $1.00+          $10.93
                                         ==============  ===============
MAXIMUM OFFERING PRICE PER
  SHARE - CLASS A
  (Net asset value/.9375)*.............             N/A           $11.66
                                         ==============  ===============
NET ASSET VALUE AND OFFERING PRICE PER
  SHARE - CLASS B (Note 6).............  $         1.00           $10.92
                                         ==============  ===============

*On purchases of $25,000 or more, the sales charge is reduced.
+Also maximum offering price per share

                       See notes to financial statements

--------------------------------------------------------------------------------
                                          INVESTMENT                        HIGH
                                               GRADE        INCOME         YIELD
--------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At identified cost...................  $56,652,863  $426,411,258  $199,573,548
                                         ===========  ============  ============
  At value (Note 1A)...................  $55,335,942  $394,773,251  $182,028,680
Cash...................................      329,667       713,409       669,533
Receivables:
  Interest.............................      950,472    10,192,642     4,593,127
  Shares sold..........................      101,034       404,889        98,548
  Investment securities sold...........           --     3,498,750     1,323,472
Other assets...........................           64       168,816        59,061
                                         -----------  ------------  ------------
Total Assets...........................   56,717,179   409,751,757   188,772,421
                                         -----------  ------------  ------------
LIABILITIES
Payables:
  Investment securities purchased......           --     3,473,743     2,486,455
  Distributions payable................      266,953     3,186,098     1,411,020
  Shares redeemed......................       95,534       427,408       334,579
Accrued advisory fees..................       27,854       247,598       115,353
Accrued expenses.......................       24,044       114,266        72,675
                                         -----------  ------------  ------------
Total Liabilities......................      414,385     7,449,113     4,420,082
                                         -----------  ------------  ------------
NET ASSETS.............................  $56,302,794  $402,302,644  $184,352,339
                                         ===========  ============  ============
NET ASSETS CONSIST OF:
Capital paid in........................  $57,538,229  $428,450,233  $209,949,960
Undistributed net investment income....       61,400     6,665,116     1,812,407
Accumulated net realized gain (loss) on
  investments..........................       20,086    (1,174,698)   (9,865,160)
Net unrealized depreciation in value of
  investments..........................   (1,316,921)  (31,638,007)  (17,544,868)
                                         -----------  ------------  ------------
Total..................................  $56,302,794  $402,302,644  $184,352,339
                                         ===========  ============  ============
NET ASSETS:
  Class A..............................  $48,980,645  $388,542,169  $175,508,661
  Class B..............................  $ 7,322,149  $ 13,760,475  $  8,843,678
SHARES OUTSTANDING (Note 6):
  Class A..............................    5,070,288    99,181,982    35,929,149
  Class B..............................      757,372     3,524,789     1,814,132
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE - CLASS A..................        $9.66         $3.92         $4.88
                                         ===========  ============  ============
MAXIMUM OFFERING PRICE PER
  SHARE - CLASS A
  (Net asset value/.9375)*.............       $10.30         $4.18         $5.21
                                         ===========  ============  ============
NET ASSET VALUE AND OFFERING PRICE PER
  SHARE - CLASS B (Note 6).............        $9.67         $3.90         $4.87
                                         ===========  ============  ============

                       See notes to financial statements

STATEMENT OF OPERATIONS
FIRST INVESTORS

-----------------------------------------------------------------
                                             CASH MANAGEMENT
                                         ------------------------
                                           1/1/99 TO    1/1/98 TO
                                             9/30/99     12/31/98
-----------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest income......................  $ 6,267,166  $ 8,387,063
  Dividends (Note 1F)..................           --           --
                                         -----------  -----------
Total income...........................    6,267,166    8,387,063
                                         -----------  -----------
Expenses (Notes 1 and 3):
  Advisory fees........................      613,472      748,196
  Distribution plan
    expenses-Class A...................           --           --
  Distribution plan
    expenses-Class B...................       12,664        8,093
  Shareholder servicing costs..........      629,929      764,537
  Professional fees....................       35,688       41,853
  Custodian fees.......................       49,270       77,439
  Reports to shareholders..............       21,943       40,880
  Other expenses.......................       36,654       36,376
                                         -----------  -----------
Total expenses.........................    1,399,620    1,717,374
Less: Expenses waived or assumed.......     (414,285)    (513,318)
     Custodian fees paid indirectly....           --           --
                                         -----------  -----------
Net expenses...........................      985,335    1,204,056
                                         -----------  -----------
Net investment income..................    5,281,831    7,183,007
                                         -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
Net realized gain (loss) on
  investments..........................           --          962
Net unrealized depreciation of
  investments..........................           --           --
                                         -----------  -----------
Net gain (loss) on investments.........           --          962
                                         -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............  $ 5,281,831  $ 7,183,969
                                         ===========  ===========

                       See notes to financial statements

------------------------------------------------------------------------------------------------
                                         GOVERNMENT   INVESTMENT GRADE    INCOME     HIGH YIELD
                                         -----------  ----------------  -----------  -----------
                                          10/1/98 TO        10/1/98 TO   10/1/98 TO   10/1/98 TO
                                             9/30/99           9/30/99      9/30/99      9/30/99
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest income......................  $10,461,680  $      3,826,935  $42,852,042  $20,046,554
  Dividends (Note 1F)..................           --                --    3,579,328    1,256,891
                                         -----------  ----------------  -----------  -----------
Total income...........................   10,461,680         3,826,935   46,431,370   21,303,445
                                         -----------  ----------------  -----------  -----------
Expenses (Notes 1 and 3):
  Advisory fees........................    1,552,113           423,414    3,121,524    1,994,143
  Distribution plan
    expenses-Class A...................      400,309           149,689    1,234,576      571,559
  Distribution plan
    expenses-Class B...................       30,974            65,580      116,392       94,087
  Shareholder servicing costs..........      339,310           135,311      819,655      495,183
  Professional fees....................       51,618            15,888       69,015       48,897
  Custodian fees.......................       26,801            10,275       48,066       35,347
  Reports to shareholders..............       20,302             7,759       75,794       40,852
  Other expenses.......................       52,703            18,646       29,844       21,979
                                         -----------  ----------------  -----------  -----------
Total expenses.........................    2,474,130           826,562    5,514,866    3,302,047
Less: Expenses waived or assumed.......     (600,530)         (156,903)          --     (495,021)
     Custodian fees paid indirectly....      (22,146)           (4,562)      (6,835)      (9,542)
                                         -----------  ----------------  -----------  -----------
Net expenses...........................    1,851,454           665,097    5,508,031    2,797,484
                                         -----------  ----------------  -----------  -----------
Net investment income..................    8,610,226         3,161,838   40,923,339   18,505,961
                                         -----------  ----------------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 2):
Net realized gain (loss) on
  investments..........................     (212,801)           43,933     (807,500)     (85,213)
Net unrealized depreciation of
  investments..........................   (7,728,801)       (4,531,517) (26,750,866) (12,659,742)
                                         -----------  ----------------  -----------  -----------
Net gain (loss) on investments.........   (7,941,602)       (4,487,584) (27,558,366) (12,744,955)
                                         -----------  ----------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............  $   668,624  $     (1,325,746) $13,364,973  $ 5,761,006
                                         ===========  ================  ===========  ===========

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS

---------------------------------------------------------------------------------
                                                     CASH MANAGEMENT
                                         ----------------------------------------
                                            1/1/99 TO     1/1/98 TO     1/1/97 TO
                                              9/30/99      12/31/98      12/31/97
---------------------------------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income................  $  5,281,831  $  7,183,007  $  6,518,603
  Net realized gain (loss) on
    investments........................            --           962          (395)
  Net unrealized appreciation
    (depreciation) of investments......            --            --            --
                                         ------------  ------------  ------------
    Net increase (decrease) in net
      assets resulting from
      operations.......................     5,281,831     7,183,969     6,518,208
                                         ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income-Class A........    (5,236,156)   (7,150,694)   (6,508,537)
  Net investment income-Class B........       (45,675)      (32,313)       (9,671)
  Net realized gains-Class A...........            --          (952)           --
  Net realized gains-Class B...........            --           (10)           --
                                         ------------  ------------  ------------
    Total distributions................    (5,281,831)   (7,183,969)   (6,518,208)
                                         ------------  ------------  ------------
SHARE TRANSACTIONS*
Class A:
  Proceeds from shares sold............   207,642,217   275,726,040   233,709,809
  Reinvestment of distributions........     4,502,460     7,004,723     6,358,311
  Cost of shares redeemed..............  (205,252,197) (261,823,090) (234,306,443)
                                         ------------  ------------  ------------
                                            6,892,480    20,907,673     5,761,677
                                         ------------  ------------  ------------
Class B:
  Proceeds from shares sold............     2,740,803     2,414,995       743,487
  Reinvestment of distributions........        36,167        30,219         8,777
  Cost of shares redeemed..............    (1,619,923)   (1,217,975)     (591,831)
                                         ------------  ------------  ------------
                                            1,157,047     1,227,239       160,433
                                         ------------  ------------  ------------
    Net increase (decrease) from share
      transactions.....................     8,049,527    22,134,912     5,922,110
                                         ------------  ------------  ------------
    Net increase (decrease) in net
      assets...........................     8,049,527    22,134,912     5,922,110
NET ASSETS
  Beginning of period..................   161,964,718   139,829,806   133,907,696
                                         ------------  ------------  ------------
  End of period +......................  $170,014,245  $161,964,718  $139,829,806
                                         ============  ============  ============
  +Includes undistributed net
    investment income of...............  $         --  $         --  $         --
                                         ============  ============  ============
*SHARES ISSUED AND REDEEMED
Class A:
  Sold.................................   207,642,217   275,726,040   233,709,809
  Issued for distributions
    reinvested.........................     4,502,460     7,004,723     6,358,311
  Redeemed.............................  (205,252,197) (261,823,090) (234,306,443)
                                         ------------  ------------  ------------
  Net increase (decrease) in Class A
    shares outstanding.................     6,892,480    20,907,673     5,761,677
                                         ============  ============  ============
Class B:
  Sold.................................     2,740,803     2,414,995       743,487
  Issued for distributions
    reinvested.........................        36,167        30,219         8,777
  Redeemed.............................    (1,619,923)   (1,217,975)     (591,831)
                                         ------------  ------------  ------------
  Net increase in Class B shares
    outstanding........................     1,157,047     1,227,239       160,433
                                         ============  ============  ============

                       See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                        GOVERNMENT                           INVESTMENT GRADE
                                         ----------------------------------------  -------------------------------------
                                           10/1/98 TO     1/1/98 TO     1/1/97 TO   10/1/98 TO    1/1/98 TO    1/1/97 TO
                                              9/30/99       9/30/98      12/31/97      9/30/99      9/30/98     12/31/97
---------------------------------------  ------------  ------------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income..................  $  8,610,226  $  7,106,026  $ 10,923,827  $ 3,161,838  $ 2,251,025  $ 2,902,275
Net realized gain (loss) on
  investments..........................      (212,801)    1,183,567       639,617       43,933      332,824      145,546
Net unrealized appreciation
  (depreciation) of investments........    (7,728,801)    1,409,717     2,599,700   (4,531,517)   1,502,946    1,059,248
                                         ------------  ------------  ------------  -----------  -----------  -----------
  Net increase (decrease) in net assets
    resulting from operations..........       668,624     9,699,310    14,163,144   (1,325,746)   4,086,795    4,107,069
                                         ------------  ------------  ------------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income-Class A..........    (8,322,989)   (6,724,124)  (10,429,404)  (2,852,022)  (2,031,526)  (2,740,532)
Net investment income-Class B..........      (146,529)      (81,974)      (87,929)    (329,267)    (157,556)    (148,190)
Net realized gains-Class A.............            --            --            --     (315,829)          --     (145,340)
Net realized gains-Class B.............            --            --            --      (34,277)          --      (10,710)
                                         ------------  ------------  ------------  -----------  -----------  -----------
  Total distributions..................    (8,469,518)   (6,806,098)  (10,517,333)  (3,531,395)  (2,189,082)  (3,044,772)
                                         ------------  ------------  ------------  -----------  -----------  -----------
SHARE TRANSACTIONS*
Class A:
  Proceeds from shares sold............    15,464,882     9,525,532     5,908,414   11,094,669    7,654,519    6,253,282
  Reinvestment of distributions........     6,905,530     4,926,021     8,585,051    2,502,015    1,382,541    2,236,906
  Cost of shares redeemed..............   (35,078,160)  (26,851,304)  (34,742,760) (10,073,591)  (6,018,074) (10,870,685)
                                         ------------  ------------  ------------  -----------  -----------  -----------
                                          (12,707,748)  (12,399,751)  (20,249,295)   3,523,093    3,018,986   (2,380,497)
                                         ------------  ------------  ------------  -----------  -----------  -----------
Class B:
  Proceeds from shares sold............     1,200,503     1,211,035       771,873    3,650,939    2,122,648    1,206,438
  Reinvestment of distributions........       122,997        61,087        77,395      270,893       97,513      110,137
  Cost of shares redeemed..............    (1,012,485)     (255,377)     (293,938)  (1,308,933)    (438,399)    (402,070)
                                         ------------  ------------  ------------  -----------  -----------  -----------
                                              311,015     1,016,745       555,330    2,612,899    1,781,762      914,505
                                         ------------  ------------  ------------  -----------  -----------  -----------
    Net increase (decrease) from share
     transactions......................   (12,396,733)  (11,383,006)  (19,693,965)   6,135,992    4,800,748   (1,465,992)
                                         ------------  ------------  ------------  -----------  -----------  -----------
    Net increase (decrease) in net
     assets............................   (20,197,627)   (8,489,794)  (16,048,154)   1,278,851    6,698,461     (403,695)
NET ASSETS
  Beginning of period..................   163,555,742   172,045,536   188,093,690   55,023,943   48,325,482   48,729,177
                                         ------------  ------------  ------------  -----------  -----------  -----------
  End of period +......................  $143,358,115  $163,555,742  $172,045,536  $56,302,794  $55,023,943  $48,325,482
                                         ============  ============  ============  ===========  ===========  ===========
  +Includes undistributed net
    investment income of...............  $    140,709  $    317,681  $     17,753  $    61,400  $    80,851  $    18,908
                                         ============  ============  ============  ===========  ===========  ===========
*SHARES ISSUED AND REDEEMED
Class A:
  Sold.................................     1,370,344       840,674       532,781    1,100,406      746,328      628,030
  Issued for distributions
    reinvested.........................       617,466       435,243       772,790      247,887      135,264      224,425
  Redeemed.............................    (3,133,789)   (2,371,443)   (3,132,875)  (1,001,822)    (587,942)  (1,095,164)
                                         ------------  ------------  ------------  -----------  -----------  -----------
  Net increase (decrease) in Class A
    shares outstanding.................    (1,145,979)   (1,095,526)   (1,827,304)     346,471      293,650     (242,709)
                                         ============  ============  ============  ===========  ===========  ===========
Class B:
  Sold.................................       107,492       106,792        69,580      361,388      206,853      120,858
  Issued for distributions
    reinvested.........................        11,013         5,403         6,967       26,886        9,529       11,021
  Redeemed.............................       (90,301)      (22,630)      (26,527)    (130,878)     (42,765)     (40,307)
                                         ------------  ------------  ------------  -----------  -----------  -----------
  Net increase in Class B shares
    outstanding........................        28,204        89,565        50,020      257,396      173,617       91,572
                                         ============  ============  ============  ===========  ===========  ===========

                       See notes to financial statements

FIRST INVESTORS

---------------------------------------------------------------------------------
                                                          INCOME
                                         ----------------------------------------
                                           10/1/98 TO     1/1/98 TO     1/1/97 TO
                                              9/30/99       9/30/98      12/31/97
---------------------------------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income..................  $ 40,923,339  $ 28,808,714  $ 37,617,154
Net realized gain (loss) on
  investments..........................      (807,500)    6,072,547     7,801,754
Net unrealized appreciation
  (depreciation) of investments........   (26,750,866)  (32,899,878)    7,327,698
                                         ------------  ------------  ------------
  Net increase in net assets resulting
    from operations....................    13,364,973     1,981,383    52,746,606
                                         ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income-Class A..........   (38,097,881)  (28,271,152)  (37,571,202)
Net investment income-Class B..........    (1,015,407)     (427,881)     (367,759)
                                         ------------  ------------  ------------
  Total distributions..................   (39,113,288)  (28,699,033)  (37,938,961)
                                         ------------  ------------  ------------
SHARE TRANSACTIONS*
Class A:
  Proceeds from shares sold............    28,824,653    19,191,549    16,851,806
  Reinvestment of distributions........    27,082,488    17,811,002    26,312,729
  Cost of shares redeemed..............   (52,103,604)  (39,843,145)  (50,837,153)
                                         ------------  ------------  ------------
                                            3,803,537    (2,840,594)   (7,672,618)
                                         ------------  ------------  ------------
Class B:
  Proceeds from shares sold............     7,314,849     4,069,154     2,600,932
  Reinvestment of distributions........       574,750       222,517       234,762
  Cost of shares redeemed..............    (2,187,378)     (634,541)     (543,250)
                                         ------------  ------------  ------------
                                            5,702,221     3,657,130     2,292,444
                                         ------------  ------------  ------------
    Net increase (decrease) from share
      transactions.....................     9,505,758       816,536    (5,380,174)
                                         ------------  ------------  ------------
    Net increase (decrease) in net
      assets...........................   (16,242,557)  (25,901,114)    9,427,471
NET ASSETS
  Beginning of period..................   418,545,201   444,446,315   435,018,844
                                         ------------  ------------  ------------
  End of period +......................  $402,302,644  $418,545,201  $444,446,315
                                         ============  ============  ============
  +Includes undistributed net
    investment income of...............  $  6,665,116  $  4,855,065  $  4,745,384
                                         ============  ============  ============
*SHARES ISSUED AND REDEEMED
Class A:
  Sold.................................     6,963,528     4,340,514     3,881,531
  Issued for distributions
    reinvested.........................     6,527,820     4,026,825     6,059,302
  Redeemed.............................   (12,582,818)   (9,003,279)  (11,715,604)
                                         ------------  ------------  ------------
  Net increase (decrease) in Class A
    shares outstanding.................       908,530      (635,940)   (1,774,771)
                                         ============  ============  ============
Class B:
  Sold.................................     1,776,869       928,514       599,023
  Issued for distributions
    reinvested.........................       139,057        50,572        54,064
  Redeemed.............................      (534,681)     (144,214)     (124,769)
                                         ------------  ------------  ------------
  Net increase in Class B shares
    outstanding........................     1,381,245       834,872       528,318
                                         ============  ============  ============

                       See notes to financial statements

---------------------------------------------------------------------------------
                                                        HIGH YIELD
                                         ----------------------------------------
                                           10/1/98 TO     1/1/98 TO     1/1/97 TO
                                              9/30/99       9/30/98      12/31/97
---------------------------------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income..................  $ 18,505,961  $ 13,476,215  $ 17,677,606
Net realized gain (loss) on
  investments..........................       (85,213)    2,887,542       713,528
Net unrealized appreciation
  (depreciation) of investments........   (12,659,742)  (16,132,114)    5,114,885
                                         ------------  ------------  ------------
  Net increase in net assets resulting
    from operations....................     5,761,006       231,643    23,506,019
                                         ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income-Class A..........   (16,841,063)  (12,837,075)  (18,059,105)
Net investment income-Class B..........      (773,936)     (469,260)     (449,764)
                                         ------------  ------------  ------------
  Total distributions..................   (17,614,999)  (13,306,335)  (18,508,869)
                                         ------------  ------------  ------------
SHARE TRANSACTIONS*
Class A:
  Proceeds from shares sold............    10,387,736    13,015,941    18,043,474
  Reinvestment of distributions........    12,316,084     8,343,126    12,110,096
  Cost of shares redeemed..............   (29,557,806)  (23,733,242)  (28,096,512)
                                         ------------  ------------  ------------
                                           (6,853,986)   (2,374,175)    2,057,058
                                         ------------  ------------  ------------
Class B:
  Proceeds from shares sold............     2,623,986     3,149,731     3,582,510
  Reinvestment of distributions........       478,671       232,619       255,493
  Cost of shares redeemed..............    (2,282,797)   (1,125,496)   (1,007,361)
                                         ------------  ------------  ------------
                                              819,860     2,256,854     2,830,642
                                         ------------  ------------  ------------
    Net increase (decrease) from share
     transactions......................    (6,034,126)     (117,321)    4,887,700
                                         ------------  ------------  ------------
    Net increase (decrease) in net
     assets............................   (17,888,119)  (13,192,013)    9,884,850
NET ASSETS
  Beginning of period..................   202,240,458   215,432,471   205,547,621
                                         ------------  ------------  ------------
  End of period +......................  $184,352,339  $202,240,458  $215,432,471
                                         ============  ============  ============
  +Includes undistributed net
    investment income of...............  $  1,812,407  $    921,445  $    751,565
                                         ============  ============  ============
*SHARES ISSUED AND REDEEMED
Class A:
  Sold.................................     2,010,671     2,358,746     3,324,677
  Issued for distributions
    reinvested.........................     2,384,943     1,516,355     2,233,259
  Redeemed.............................    (5,739,513)   (4,319,040)   (5,175,518)
                                         ------------  ------------  ------------
  Net increase (decrease) in Class A
    shares outstanding.................    (1,343,899)     (443,939)      382,418
                                         ============  ============  ============
Class B:
  Sold.................................       508,216       571,087       661,609
  Issued for distributions
    reinvested.........................        92,865        42,398        46,771
  Redeemed.............................      (441,537)     (206,051)     (185,884)
                                         ------------  ------------  ------------
  Net increase in Class B shares
    outstanding........................       159,544       407,434       522,496
                                         ============  ============  ============

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES--First Investors Cash Management Fund, Inc. (Cash Management Fund), First Investors Government Fund, Inc. ("Government Fund"), First Investors Investment Grade Fund ("Investment Grade Fund"), a series of First Investors Series Fund ("Series Fund"), First Investors Fund For Income, Inc. ("Income Fund") and First Investors High Yield Fund, Inc. ("High Yield Fund") are registered under the Investment Company Act of 1940 (the "1940 Act") as diversified, open-end management investment companies. Each Fund accounts separately for the assets, liabilities and operations of the Fund. Series Fund offers four additional series which are not included in this report. The objective of each Fund is as follows:

CASH MANAGEMENT FUND seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

GOVERNMENT FUND seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

INCOME FUND primarily seeks high current income and secondarily seeks capital appreciation.

HIGH YIELD FUND primarily seeks high current income and secondarily seeks capital appreciation.

On March 19, 1998, the Boards of Directors/Trustees of the Government Fund, Series Fund, Income Fund and High Yield Fund approved a change in the fiscal year-end of each of the above listed Funds to September 30. On September 29, 1999, the Board of Directors of the Cash Management Fund approved a change in the Fund's fiscal year to September 30. Previously, the fiscal year-end was December 31 for each of the Funds.

A. Security Valuation--The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. With respect to each of the other Funds, except as provided below, a security listed or traded on an exchange or the Nasdaq Stock

Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities, and other available information in determining values. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available, and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors/Trustees.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, federal income taxes. At September 30, 1999, capital loss carryovers were as follows:

                                                               Year Capital Loss Carryovers Expire
                                         --------------------------------------------------------------------------------
Fund                                           Total        2001         2002      2003        2004        2005      2007
---------------------------------------  -----------  ----------  -----------  --------  ----------  ----------  --------
Government.............................  $19,777,797  $       --  $19,360,488  $     --  $  204,508  $       --  $212,801
Income.................................    1,174,698          --      254,689        --          --     112,509   807,500
High Yield.............................    9,865,160   1,762,042      135,416   593,956   4,405,482   2,883,051    85,213

C. Distributions to Shareholders--The Cash Management Fund declares distributions daily and pays distributions monthly. Distributions are declared from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income of each of the other Funds are generally declared daily and paid monthly and distributions from net realized capital gains, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, capital loss carryforwards and post-October capital losses.

D. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the accounting period. Actual results could differ from those estimates.

E. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of Series Fund are allocated among and charged to the assets of each Fund in Series Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability of each Fund.

F. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings of Income Fund and High Yield Fund are recognized as dividend income and recorded at the market value of the shares received. During the year ended September 30, 1999, Income Fund and High Yield Fund recognized $1,422,769 and $567,173, respectively, from these taxable "pay-in-kind" distributions. Interest income and estimated expenses are accrued daily. For the year ended September 30, 1999, the Bank of New York, custodian for the Funds, has provided total credits in the amount of $43,085 against custodian charges based on the uninvested cash balances of the Funds.

2. SECURITIES TRANSACTIONS--For the year ended September 30, 1999, purchases and sales (including pay-downs on Government Fund) of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term U.S. Government obligations and short-term securities) were as follows:

                                                                             Long-Term
                                                                          U.S. Government
                                                 Securities                 Obligations
                                         --------------------------  --------------------------
                                              Cost of      Proceeds       Cost of      Proceeds
Fund                                        Purchases    from Sales     Purchases    from Sales
---------------------------------------  ------------  ------------  ------------  ------------
Government.............................  $         --  $         --  $148,291,302  $164,485,090
Investment Grade.......................     9,397,195     5,630,516     6,128,359     3,922,985
Income.................................   121,600,192   111,671,313            --            --
High Yield.............................    55,464,994    61,160,555            --            --

At September 30, 1999, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                                                              Gross         Gross           Net
                                            Aggregate    Unrealized    Unrealized    Unrealized
Fund                                             Cost  Appreciation  Depreciation  Depreciation
----                                     ------------  ------------  ------------  ------------
Government.............................  $145,312,870  $    204,972  $  3,217,174  $ (3,012,202)
Investment Grade.......................    56,652,863       298,837     1,615,758    (1,316,921)
Income.................................   426,411,258     8,067,940    39,705,947   (31,638,007)
High Yield.............................   199,573,548     3,690,145    21,235,013   (17,544,868)

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and directors/trustees of the Funds are officers and directors of the Funds' investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Funds' Individual Retirement Accounts. Directors/ trustees of the Funds who are not "interested persons" of the Funds as defined in the 1940 Act are remunerated by the Funds. For the year ended September 30, 1999, total directors/trustees fees accrued by the Funds amounted to $43,000.

The Investment Advisory Agreements provide as compensation to FIMCO an annual fee, payable monthly, at the following rates:

CASH MANAGEMENT FUND--.50% of the Funds average daily net assets.

GOVERNMENT AND HIGH YIELD FUNDS--1% on the first $200 million of each Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. FIMCO has voluntarily waived 35% and 40%, respectively, of the 1% annual fee on the first $200 million of Government Fund's average daily net assets for the periods October 1, 1998 through December 31, 1998 and January 1, 1999 through September 30, 1999. For the year ended September 30, 1999, FIMCO also has voluntarily waived 25% of the 1% annual fee on the first $200 million of High Yield Fund's average daily net assets.

INVESTMENT GRADE FUND--.75% on the first $300 million of the Fund's average daily net assets, .72% on the next $200 million, .69% on the next $250 million, and .66% on average daily assets over $750 million. FIMCO waived 20% of the .75% annual fee on the first $300 million of the Fund's average daily net assets for the year ended September 30, 1999.

INCOME FUND--.75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

For the year ended September 30, 1999, total advisory fees accrued to FIMCO by the Funds were $7,704,666 of which $1,180,234 was waived. In addition, FIMCO assumed $483,339 of the Cash Management and Investment Grade Funds expenses.

For the year ended September 30, 1999, FIC, as underwriter, received $1,578,668 in commissions from the sale of shares of the Funds after allowing $210,998 to other dealers. Shareholder servicing costs included $1,645,388 in transfer agent fees accrued to ADM and $367,777 in IRA custodian fees accrued to FFS. For the nine months ended September 30, 1999, FIC received contingent deferred sales charges from the redemption of Class B shares of the Cash Management Fund in the amount of $19,357. In addition, Class B shares are subject to distribution plan fees which are payable monthly to FIC at the annual rate of up to 1% of the Class B shares average daily net assets.

For the nine months ended September 30, 1999, FIC received $9,498 in distribution plan fees from the Cash Management Fund, after waiving $3,166 (or 25% of the fee). Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each of the other Funds is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annual basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Funds.

4. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be sold to qualified institutional investors. At September 30, 1999, Income Fund held fifteen 144A securities with an aggregate value of $36,792,755 representing 9.1% of the Fund's net assets and High Yield Fund held nine 144A securities with an aggregate value of $9,313,840 representing 5.1% of the Fund's net assets. These securities are valued as set forth in Note 1A.

5. CONCENTRATION OF CREDIT RISK--The investments of Income Fund and High Yield Fund in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

6. CAPITAL--At September 30, 1999, paid-in capital of the Cash Management Fund amounted to $170,014,245. The Fund sells two classes of shares, Class A and Class B, each without an initial sales charge. Class B shares may only be acquired through an exchange of Class B shares from another First Investors eligible fund or through the reinvestment of dividends on Class B shares and are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to FIC as underwriter of the Funds. Each of the other Funds also sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets to each class. Of the 5,000,000,000 shares originally authorized by the Cash Management Fund, the Fund has designated 2,500,000,000 shares as Class A and 2,500,000,000 shares as Class B. Of the 1,000,000,000 shares originally authorized by both Government Fund and Income Fund, each Fund has designated 500,000,000 shares as Class A and 500,000,000 as Class B. Series Fund, of which Investment Grade Fund is a series, has established an unlimited number of shares of beneficial interest for both Class A and Class B shares. Of the 500,000,000 shares originally authorized by High Yield Fund, the Fund has designated 250,000,000 shares as Class A and 250,000,000 shares as Class B.

7. SUBSEQUENT EVENT--The Investment Grade Fund declared a distribution of net realized capital gains in the amount of $0.01 per share to shareholders of record as of October 29, 1999 payable November 10, 1999.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS

The following table sets forth the per share operating performance data for a share, total return, ratios to average net assets and other supplemental data for each period indicated.

----------------------------------------------------------------------------------------------------------
                                                P E R   S H A R E   D A T A
                 -----------------------------------------------------------------------------------------

                               INCOME FROM INVESTMENT OPERATIONS
                            ---------------------------------------
                                          NET REALIZED                 LESS DISTRIBUTIONS
                 NET ASSET                         AND                        FROM
                     VALUE                  UNREALIZED               ----------------------
                 ---------           NET   GAIN (LOSS)   TOTAL FROM          NET        NET
                 BEGINNING    INVESTMENT            ON   INVESTMENT   INVESTMENT   REALIZED          TOTAL
                 OF PERIOD        INCOME   INVESTMENTS   OPERATIONS       INCOME       GAIN  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
CASH MANAGEMENT
CLASS A
1994(d)........  $    1.00  $       .036  $         --  $      .036  $      .036  $      --  $        .036
1995(d)........       1.00          .053            --         .053         .053         --           .053
1996(d)........       1.00          .048            --         .048         .048         --           .048
1997(d)........       1.00          .049            --         .049         .049         --           .049
1998(d)........       1.00          .048            --         .048         .048         --           .048
1999(c)........       1.00          .032            --         .032         .032         --           .032
CLASS B
1995(b)........  $    1.00  $       .044  $         --  $      .044  $      .044  $      --  $        .044
1996(d)........       1.00          .040            --         .040         .040         --           .040
1997(d)........       1.00          .041            --         .041         .041         --           .041
1998(d)........       1.00          .041            --         .041         .041         --           .041
1999(c)........       1.00          .027            --         .027         .027         --           .027
----------------------------------------------------------------------------------------------------------
GOVERNMENT
CLASS A
1994(d)........  $   11.55  $        .69  $      (1.06) $      (.37) $       .68  $      --  $         .68
1995(d)........      10.50           .71           .82         1.53          .72         --            .72
1996(d)........      11.31           .68          (.30)         .38          .64         --            .64
1997(d)........      11.05           .69           .21          .90          .66         --            .66
1998(a)........      11.29           .49           .18          .67          .47         --            .47
1999(e)........      11.49           .63          (.58)         .05          .61         --            .61
CLASS B
1995(b)........  $   10.52  $        .63  $        .80  $      1.43  $       .64  $      --  $         .64
1996(d)........      11.31           .60          (.31)         .29          .56         --            .56
1997(d)........      11.04           .61           .21          .82          .59         --            .59
1998(a)........      11.27           .42           .19          .61          .40         --            .40
1999(e)........      11.48           .54          (.57)        (.03)         .53         --            .53
----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                            R A T I O S  /  S U P P L E M E N T A L   D A T A
                            ---------------------------------------------------------------------------------
                 ---------
                                                                             RATIO TO AVERAGE NET
                                                                                 ASSETS BEFORE
                                                        RATIO TO AVERAGE           EXPENSES
                                                 NET      NET ASSETS++         WAIVED OR ASSUMED
                 NET ASSET                    ASSETS  ---------------------  ---------------------
                     VALUE          TOTAL     END OF                    NET                    NET  PORTFOLIO
                 ---------         RETURN     PERIOD             INVESTMENT             INVESTMENT   TURNOVER
                       END              *        (IN  EXPENSES       INCOME  EXPENSES       INCOME       RATE
                 OF PERIOD            (%)  MILLIONS)       (%)          (%)       (%)          (%)        (%)
-------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT
CLASS A
1994(d)........  $    1.00           3.69  $     128       .70         3.72      1.15         3.27         --
1995(d)........       1.00           5.42        129       .70         5.29      1.18         4.81         --
1996(d)........       1.00           4.89        134       .70         4.78      1.19         4.29         --
1997(d)........       1.00           4.98        140       .77         4.87      1.19         4.45         --
1998(d)........       1.00           4.92        160       .80         5.00      1.14         4.66         --
1999(c)........       1.00           3.29        158       .80+        4.33+     1.14+        3.99+        --
CLASS B
1995(b)........  $    1.00           4.46  $      .1      1.45+        4.54+     1.93+        4.06+        --
1996(d)........       1.00           4.11         .1      1.45         4.03      1.94         3.54         --
1997(d)........       1.00           4.20         .3      1.52         4.12      1.94         3.70         --
1998(d)........       1.00           4.14          1      1.55         4.25      1.89         3.91         --
1999(c)........       1.00           2.72          2      1.55+        3.58+     1.89+        3.24+        --
-------------------------------------------------------------------------------------------------------------
GOVERNMENT
CLASS A
1994(d)........  $   10.50          (3.22) $     219      1.40         6.31      1.60         6.11        260
1995(d)........      11.31          14.98        217      1.38         6.50      1.61         6.27        163
1996(d)........      11.05           3.51        187      1.39         6.15      1.63         5.90        121
1997(d)........      11.29           8.40        170      1.34         6.16      1.64         5.86        134
1998(a)........      11.49           6.03        161      1.28+        5.71+     1.62+        5.37+        62
1999(e)........      10.93            .50        140      1.19         5.58      1.57         5.20         99
CLASS B
1995(b)........  $   11.31          13.94  $       1      2.13+        5.75+     2.37+        5.51+       163
1996(d)........      11.04           2.73          1      2.09         5.45      2.34         5.20        121
1997(d)........      11.27           7.60          2      2.04         5.46      2.34         5.16        134
1998(a)........      11.48           5.54          3      1.98+        5.01+     2.32+        4.67+        62
1999(e)........      10.92           (.25)         3      1.93         4.84      2.31         4.46         99
-------------------------------------------------------------------------------------------------------------

FIRST INVESTORS

----------------------------------------------------------------------------------------------------------
                                                P E R   S H A R E   D A T A
                 -----------------------------------------------------------------------------------------

                               INCOME FROM INVESTMENT OPERATIONS
                            ---------------------------------------
                                          NET REALIZED                 LESS DISTRIBUTIONS
                 NET ASSET                         AND                        FROM
                     VALUE                  UNREALIZED               ----------------------
                 ---------           NET   GAIN (LOSS)   TOTAL FROM          NET        NET
                 BEGINNING    INVESTMENT            ON   INVESTMENT   INVESTMENT   REALIZED          TOTAL
                 OF PERIOD        INCOME   INVESTMENTS   OPERATIONS       INCOME       GAIN  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
INVESTMENT GRADE
CLASS A
1994(d)........  $   10.33  $        .62  $      (1.09) $      (.47) $       .62  $      --  $         .62
1995(d)........       9.24           .64          1.10         1.74          .64         --            .64
1996(d)........      10.34           .62          (.39)         .23          .62        .02            .64
1997(d)........       9.93           .62           .25          .87          .61        .03            .64
1998(a)........      10.16           .46           .36          .82          .45         --            .45
1999(e)........      10.53           .57          (.79)        (.22)         .58        .07            .65
CLASS B
1995(b)........  $    9.26  $        .54  $       1.10  $      1.64  $       .55  $      --  $         .55
1996(d)........      10.35           .55          (.39)         .16          .55        .02            .57
1997(d)........       9.94           .55           .26          .81          .55        .03            .58
1998(a)........      10.17           .41           .36          .77          .40         --            .40
1999(e)........      10.54           .50          (.79)        (.29)         .51        .07            .58
----------------------------------------------------------------------------------------------------------
INCOME
CLASS A
1994(d)........  $    4.17  $        .37  $       (.35) $       .02  $       .38  $      --  $         .38
1995(d)........       3.81           .38           .30          .68          .36         --            .36
1996(d)........       4.13           .39           .14          .53          .37         --            .37
1997(d)........       4.29           .38           .14          .52          .38         --            .38
1998(a)........       4.43           .29          (.26)         .03          .29         --            .29
1999(e)........       4.17           .40          (.27)         .13          .38         --            .38
CLASS B
1995(b)........  $    3.81  $        .31  $        .33  $       .64  $       .32  $      --  $         .32
1996(d)........       4.13           .38           .12          .50          .35         --            .35
1997(d)........       4.28           .34           .15          .49          .35         --            .35
1998(a)........       4.42           .26          (.26)          --          .26         --            .26
1999(e)........       4.16           .37          (.27)         .10          .36         --            .36
----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                            R A T I O S  /  S U P P L E M E N T A L   D A T A
                            ---------------------------------------------------------------------------------
                 ---------
                                                                             RATIO TO AVERAGE NET
                                                                                 ASSETS BEFORE
                                                        RATIO TO AVERAGE           EXPENSES
                                                 NET      NET ASSETS++         WAIVED OR ASSUMED
                 NET ASSET                    ASSETS  ---------------------  ---------------------
                     VALUE          TOTAL     END OF                    NET                    NET  PORTFOLIO
                 ---------         RETURN     PERIOD             INVESTMENT             INVESTMENT   TURNOVER
                       END              *        (IN  EXPENSES       INCOME  EXPENSES       INCOME       RATE
                 OF PERIOD            (%)  MILLIONS)       (%)          (%)       (%)          (%)        (%)
-------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE
CLASS A
1994(d)........  $    9.24          (4.62) $      46       .95         6.46      1.47         5.94         17
1995(d)........      10.34          19.40         50      1.10         6.43      1.43         6.10         27
1996(d)........       9.93           2.39         46      1.11         5.96      1.42         5.65         22
1997(d)........      10.16           9.14         45      1.11         6.18      1.43         5.86         34
1998(a)........      10.53           8.29         50      1.10+        6.02+     1.40+        5.72+        49
1999(e)........       9.66          (2.21)        49      1.10         5.70      1.38         5.42         18
CLASS B
1995(b)........  $   10.35          18.08  $       1      1.80+        5.73+     2.13+        5.40+        27
1996(d)........       9.94           1.64          2      1.81         5.26      2.12         4.95         22
1997(d)........      10.17           8.40          3      1.81         5.48      2.13         5.16         34
1998(a)........      10.54           7.73          5      1.80+        5.32+     2.10+        5.02+        49
1999(e)........       9.67          (2.90)         7      1.80         5.00      2.08         4.72         18
-------------------------------------------------------------------------------------------------------------
INCOME
CLASS A
1994(d)........  $    3.81            .58  $     401      1.22         9.34       N/A          N/A         39
1995(d)........       4.13          18.54        425      1.18         9.53       N/A          N/A         33
1996(d)........       4.29          13.40        432      1.16         9.27       N/A          N/A         30
1997(d)........       4.43          12.62        439      1.15         8.63       N/A          N/A         45
1998(a)........       4.17            .49        410      1.27+        8.68+      N/A          N/A         28
1999(e)........       3.92           3.13        389      1.29         9.71       N/A          N/A         28
CLASS B
1995(b)........  $    4.13          17.46  $       2      1.92+        8.78+      N/A          N/A         33
1996(d)........       4.28          12.51          3      1.86         8.57       N/A          N/A         30
1997(d)........       4.42          11.95          6      1.85         7.93       N/A          N/A         45
1998(a)........       4.16           (.06)         9      1.97+        7.98+      N/A          N/A         28
1999(e)........       3.90           2.29         14      1.99         9.01       N/A          N/A         28
-------------------------------------------------------------------------------------------------------------

FIRST INVESTORS

----------------------------------------------------------------------------------------------------------
                                                P E R   S H A R E   D A T A
                 -----------------------------------------------------------------------------------------

                               INCOME FROM INVESTMENT OPERATIONS
                            ---------------------------------------
                                          NET REALIZED                 LESS DISTRIBUTIONS
                 NET ASSET                         AND                        FROM
                     VALUE                  UNREALIZED               ----------------------
                 ---------           NET   GAIN (LOSS)   TOTAL FROM          NET        NET
                 BEGINNING    INVESTMENT            ON   INVESTMENT   INVESTMENT   REALIZED          TOTAL
                 OF PERIOD        INCOME   INVESTMENTS   OPERATIONS       INCOME       GAIN  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
HIGH YIELD
CLASS A
1994(d)........  $    5.30  $        .48  $       (.46) $       .02  $       .48  $      --  $         .48
1995(d)........       4.84           .47           .39          .86          .48         --            .48
1996(d)........       5.22           .47           .20          .67          .49         --            .49
1997(d)........       5.40           .46           .15          .61          .48         --            .48
1998(a)........       5.53           .35          (.34)         .01          .34         --            .34
1999(e)........       5.20           .48          (.34)         .14          .46         --            .46
CLASS B
1995(b)........  $    4.84  $        .42  $        .40  $       .82  $       .43  $      --  $         .43
1996(d)........       5.23           .44           .18          .62          .45         --            .45
1997(d)........       5.40           .43           .14          .57          .44         --            .44
1998(a)........       5.53           .32          (.34)        (.02)         .32         --            .32
1999(e)........       5.19           .44          (.34)         .10          .42         --            .42

----------------------------------------------------------------------------------------------------------

* Calculated without sales charges
+ Annualized
++ Net of expenses waived or assumed (Note 3)
(a) For the period January 1, 1998 to September 30, 1998
(b) For the period January 12, 1995 (date class B shares first offered) to December 31, 1995
(c) For the period January 1, 1999 to September 30, 1999
(d) For the calendar year ended December 31
(e) For the fiscal year ended September 30

                       See notes to financial statements

-------------------------------------------------------------------------------------------------------------
                                            R A T I O S  /  S U P P L E M E N T A L   D A T A
                            ---------------------------------------------------------------------------------
                 ---------
                                                                             RATIO TO AVERAGE NET
                                                                                 ASSETS BEFORE
                                                        RATIO TO AVERAGE           EXPENSES
                                                 NET      NET ASSETS++         WAIVED OR ASSUMED
                 NET ASSET                    ASSETS  ---------------------  ---------------------
                     VALUE          TOTAL     END OF                    NET                    NET  PORTFOLIO
                 ---------         RETURN     PERIOD             INVESTMENT             INVESTMENT   TURNOVER
                       END              *        (IN  EXPENSES       INCOME  EXPENSES       INCOME       RATE
                 OF PERIOD            (%)  MILLIONS)       (%)          (%)       (%)          (%)        (%)
-------------------------------------------------------------------------------------------------------------
HIGH YIELD
CLASS A
1994(d)........  $    4.84            .39  $     170      1.56         9.48      1.59         9.44         32
1995(d)........       5.22          18.43        187      1.45         9.22      1.55         9.12         42
1996(d)........       5.40          13.35        202      1.37         8.99      1.52         8.84         29
1997(d)........       5.53          11.84        209      1.29         8.17      1.48         7.98         46
1998(a)........       5.20            .08        194      1.36+        8.36+     1.59+        8.13+        20
1999(e)........       4.88           2.54        176      1.37         9.31      1.62         9.06         30
CLASS B
1995(b)........  $    5.23          17.40  $       1      2.22+        8.45+     2.32+        8.35+        42
1996(d)........       5.40          12.41          4      2.07         8.28      2.22         8.13         29
1997(d)........       5.53          11.11          7      1.99         7.47      2.18         7.28         46
1998(a)........       5.19           (.59)         9      2.06+        7.66+     2.29+        7.43+        20
1999(e)........       4.87           1.90          9      2.07         8.61      2.32         8.36         30

-------------------------------------------------------------------------------------------------------------

* Calculated without sales charges
+ Annualized
++ Net of expenses waived or assumed (Note 3)
(a) For the period January 1, 1998 to September 30, 1998
(b) For the period January 12, 1995 (date class B shares first offered) to December 31, 1995
(c) For the period January 1, 1999 to September 30, 1999
(d) For the calendar year ended December 31
(e) For the fiscal year ended September 30

                       See notes to financial statements

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors/Trustees of First Investors Cash Management Fund, Inc.
First Investors Government Fund, Inc.
First Investors Investment Grade Fund
First Investors Fund For Income, Inc.
First Investors High Yield Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the First Investors Cash Management Fund, Government Fund, Investment Grade Fund (a series of shares of First Investors Series Fund), Fund For Income and High Yield Fund as of September 30, 1999, the related statement of operations and the statement of changes in net assets and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Investors Cash Management Fund, Government Fund, Investment Grade Fund, Fund For Income and High Yield Fund at September 30, 1999, and the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 29, 1999

FIRST INVESTORS TAXABLE BOND FUNDS

DIRECTORS
--------------------------------

JAMES J. COY (Emeritus)

GLENN O. HEAD

KATHRYN S. HEAD

LARRY R. LAVOIE

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
--------------------------------

GLENN O. HEAD
President

GEORGE V. GANTER
Vice President

NANCY W. JONES
Vice President

MICHAEL J. O'KEEFE
Vice President

CLARK D. WAGNER
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

MARK S. SPENCER
Assistant Treasurer

FIRST INVESTORS TAXABLE BOND FUNDS

SHAREHOLDER INFORMATION
----------------------------------

INVESTMENT ADVISER
FIRST INVESTORS MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

UNDERWRITER
FIRST INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

TRANSFER AGENT
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Eight Penn Center Plaza
Philadelphia, PA 19103

THE CASH MANAGEMENT FUND IS A MONEY MARKET FUND AND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. HOWEVER, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO OR ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

It is the Funds' practice to mail only one copy of the annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Funds' prospectus.

64


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